Posting Supplement No. 174 dated January 19, 2010 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 62499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
62499	$22,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 62499. Member loan 62499 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Zions Management Services Company	Debt-to-income ratio:	19.34%
Length of employment:	7 years	Location:	Houston, TX

Home town:
Current & past employers:	Zions Management Services Company
Education:

This borrower member posted the following loan description, which has not been verified:

I'm in a similar position to many people. In this tight credit market I find it difficult to qualify for a traditional consolidation loan. I make a decent wage ($75K) and have a good DTI ratio. I have been in the USA for 10 years now and my credit history is not extensive enough according to most lenders. I also have 1 negative item on my credit file that is preventing me from qualifying for more traditional financing. I take great pride in paying all my debt obligations on time. Thanks in advance for your consideration.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	77
Revolving Credit Balance:	$15,897.00	Public Records On File:	1
Revolving Line Utilization:	66.00%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 377437

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377437	$14,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377437. Member loan 377437 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Barix Clinix of Ohio	Debt-to-income ratio:	23.13%
Length of employment:	7 years	Location:	Stoutsville, OH

Home town:
Current & past employers:	Barix Clinix of Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

This is a loan to pay off three credit cards I have to I can improve my credit score and lower my interest rate Borrower added on 01/15/10 > I'm a nurse. So employment will never be an issue. I always pay my bills two weeks early. The minimum payment on my credit cards are $400 so it will be no problem paying $480. I have already cut them up. Now all I need to do is pay them off and close the accounts. I am so tired of these banks raising interest rates! Please invest in my family. We won't let you down.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,641.00	Public Records On File:	1
Revolving Line Utilization:	97.40%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391987	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391987. Member loan 391987 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,667 / month
Current employer:	Parkside Solutions Inc.	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Parkside Solutions Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am real estate investor (just starting). I am going to invest in Condo's, and town houses the maximum I can get a mortgage for is $250,000. I will be able to do this outside of the City of New York. I will purchase these property 50% - 70% below market value. I will have to fix them up a bit, but that is where the value is. I will rent the property units out, and will help the community in this way. I will need $15,000.00 for down payment and closing. What makes me a good candidate for this loan is: I borrowed from Citi Financial $7,500.00 and paid them back months early. I have good credit, Transunion 748, Equifax 698, Experian 697. I have two credit cards and I always pay them 5 days before payment is due. I earn $56,000.00 per year., but I am unable to get a conventional loan because I do not have many large trade lines, therefore they consider me risky. Thank you for your attention in this matter. Shirley Borrower added on 01/15/10 > I am eager to start my investing venture, and am pleased to be a part of this team. I will repay the loan in a timely manner. Borrower added on 01/18/10 > My job is stable because it is a great time to purchase properties at a discount, and flip them to an End Buyer. I can make $20,000.00 -50,000.00 in profits on one transaction. Eventually, I intend to purchase properties with larger numbers of units.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 411477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411477	$14,400	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411477. Member loan 411477 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Best Ford Inc	Debt-to-income ratio:	16.24%
Length of employment:	4 years	Location:	Brookline, NH

Home town:
Current & past employers:	Best Ford Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Excellent pay history, make enough to pay all bills, but the credit card companies keep raising rates for no reason. I am looking to pay off credit cards with a fixed lower rate loan. I would rather give money to someone other than the banks!

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	30
Revolving Credit Balance:	$9,950.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418953	$13,750	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418953. Member loan 418953 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,507 / month
Current employer:	John Crane Orion	Debt-to-income ratio:	16.09%
Length of employment:	7 years	Location:	Sheboygan, WI

Home town:
Current & past employers:	John Crane Orion
Education:

This borrower member posted the following loan description, which has not been verified:

I have made some financial errors in my life. However, I have been trying to fix those errors. As you can see from my credit, I have a pretty good credit record. I pay my bills on time on a consistent basis. My main problem is that I can't get ahead. I keep making the minimum payments or a little more than the minimum payments and don't make any headway on paying off my obligations. My goal is to secure a loan that I will use to pay off two of my larger obligations. Any additional money realized from lowering my interest rate would be used to pay off additionally on my obligation. The two obligations I'm referring to represent around $675.00 of monthly payments. This amount is very difficult to maintain. My hope is that one new loan to cover both of these obligations would have a lower payment amount and a lower interest rate, which I hope would allow me to make additional payments or higher payments and pay them off more quickly.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,569.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421199	$14,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421199. Member loan 421199 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	9.19%
Length of employment:	3 years	Location:	Bozeman, MT

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Over the last 7 years I have had an excellent credit history with no missed payments or overdue balances. Because of problems when I was younger I have high interest rates on all of my credit cards, many of which have increased drastically of late, due to no fault of my own. I have always paid more than the minimum payments requested by my lenders, but feel like there is no loyalty for having been a good customer. Borrower added on 01/15/10 > I have been employeed with the same company for 5 years and have received several promotions during that time period. I've been an excellent customer to all of my credit card companies, yet my balances have been reduced and my APRs increased. This loan would allow me to pay off my debts quicker and increase the quality of my life.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,262.00	Public Records On File:	1
Revolving Line Utilization:	54.70%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432108	$11,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432108. Member loan 432108 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Enterprise Rent A Car	Debt-to-income ratio:	24.78%
Length of employment:	3 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Enterprise Rent A Car
Education:

This borrower member posted the following loan description, which has not been verified:

I have a personal loan that I received in January 2009 at 10% and am scheduled to have it paid off in December 2011. I am looking for a loan with a lower interest rate to save money on interest.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,057.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433091	$15,950	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433091. Member loan 433091 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,065 / month
Current employer:	The Independent	Debt-to-income ratio:	21.45%
Length of employment:	10+ years	Location:	Ashland, KY

Home town:
Current & past employers:	The Independent
Education:

This borrower member posted the following loan description, which has not been verified:

Good afternoon Lenders, There is a saying that "you live and learn." And it certainly applies to me in my present financial condition. I opened several credit cards and accumulated some small balances on them. Taken together they amount to the requested loan amount. I have closed these accounts as I received notices of interest hikes. On the one hand, this was a good thing because it marked the end of some foolish decisions and now I would like to put this behind me quickly. It is my understanding that closed accounts with balances hurt your credit score. But, I have always paid my bills and debts and I am proud of this. Borrower added on 01/10/10 > Good afternoon Lenders, I originally applied for this loan in August and delayed my decision to list my loan because I wanted to be sure that I am making the best possible long-term financial decision. I believe it is because I will be able to consolidate my debts and end the "misery at the mailbox" with the all-to-often change in credit card terms. I am trading the unknown into financial security with a 36-month loan with a fixed rate. I probably should not have opened some of these accounts, but I have learned my lesson about them. Likewise, I am proud to say that I have always paid my bills.

A credit bureau reported the following information about this borrower member on November 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1981	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,469.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 442923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442923	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442923. Member loan 442923 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:		Debt-to-income ratio:	17.43%
Length of employment:	< 1 year	Location:	houston, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I was a banker for 20 years, the last 6 years was in private banking. I was able to create a real estate portfolio and open a couple of businesses before I left corporate america 2 years ago. One of my real estate projects got behind about 9 months ( 2 from Hurricane Ike). That project is now underway. Its a commercial piece of property that was being rehabbed. It has an old bungalow home on it, a two story garage apartment and a gas station from the 50's. A bistro has rented everything except the gas station. I own the land. Having to carry the construction of this property an additional 9 months had me hit my funds I was holding to turn the gas station into a wine bar to compliment the bistro. I am about $20,000 short for the rehab on the gas station.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$114,393.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444955	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444955. Member loan 444955 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	IMG	Debt-to-income ratio:	9.51%
Length of employment:	4 years	Location:	Palm Beach Gardens, FL

Home town:
Current & past employers:	IMG
Education:

This borrower member posted the following loan description, which has not been verified:

I hold two credit cards, one with Chase and the other BOA. Three months ago both banks increased my interest rates on the cards from fixed APR's of 11.5% & 12.8% to variable rates over 18%! Since then I have been steadily paying the balances off at a rate of about $500 a month. I have been in steady employment for over five years with the same company. I have about $13k in credit card debt which is in excellent standing, never late and always pay more than the minimum. I also just paid off a new car loan for my wife's car (free and clear) and my own transport was bought outright a year ago with no debt outstanding. I would like to reduce the APR on the $13k credit card debt I have and therefore be able to pay it off sooner. Borrower added on 01/15/10 > The credit card debt was mainly from paying for my daughters wedding in August 2008 and not from irresponsible spending. With the recent rate hikes from the banks it means I will have to carry this debt longer, but I would really like it paid and done with within 3-years.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,401.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446462	$24,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446462. Member loan 446462 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,662 / month
Current employer:	FirstEnergy Corp.	Debt-to-income ratio:	16.52%
Length of employment:	10+ years	Location:	Fremont, OH

Home town:
Current & past employers:	FirstEnergy Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to consolidate all of my credit cards into one payment. I make all of my credit card payments on time and always pay more than the minimum, but they have all raised their interest rates to the maximum due to the amount that I m currently carrying. I put myself into this situation due to adopting a child from China, followed by the national economic slowdown. Borrower added on 01/14/10 > I am going to use the money to pay off all of my credit cards that have raised their interest rates to ridiculous high rates. I have always made my payments on time and always paid more than the minimum. I am a Senior Reactor Operator at a Nuclear Power Plant. I have been employed at the same location for the last 11.5 years and my job situation is extremely stable.

A credit bureau reported the following information about this borrower member on December 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,138.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 449679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449679	$10,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449679. Member loan 449679 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Stop and Shop	Debt-to-income ratio:	19.70%
Length of employment:	10+ years	Location:	WORCESTER, MA

Home town:
Current & past employers:	Stop and Shop
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > Paying off Debt I've been at my job for 10 1/2 years

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,267.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454324	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454324. Member loan 454324 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Endeca	Debt-to-income ratio:	4.87%
Length of employment:	3 years	Location:	Boston, MA

Home town:
Current & past employers:	Endeca
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > My wife is changing careers. She was a professional editor and writer for 6 years post-college; as that industry started collapsing, she lost a couple jobs in a row due to downsizing and decided to find a new career, so has been in school for film production since 2008. We have spent her federal loans already, and need some money to pay for the final 3 semesters of school. She is just shy of a 4.0 at the New England Institute of Art and is the top student in her major. She has been working internships at Oxymorons (an independent film to be released in 2010, for which she started as a production assistant and was promoted twice, first to script supervisor and then to first assistant director), at WGBH in Boston as a research assistant for a documentary, and for Batter's Box, a gameshow show that aired on NESN for which she was a production assistant with writing and researching responsibilities. I have no doubt that she's going to be very successful once she has her degree and can start looking for full-time work. The total cost of the semesters will be just shy of $20,000. The remaining $5,000 of this loan will be invested in a new HD digital film camera that she can use for work (there is a lot of work in the Boston area that requires a person to have his/her own equipment, so we expect the investment to pay itself back in 3-6 months if she's working part-time while still in school). My base verifiable salary for 2009 was $98,000. Total comp, including bonus, was $113,000. My *base* salary for 2010 will be $115,000.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,142.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 458440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458440	$16,800	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458440. Member loan 458440 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Robomodo	Debt-to-income ratio:	23.65%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Robomodo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > This money will be used to consolidate me and my wife's credit cards down to a single payment at a lower interest rate. We're switching over to using cash as much as possible to avoid accumulating more debt than we can pay off each month. Also I should say we have no problems making the payments we just want to save money by having a lower rate, and we have enough money in savings to cover our debts/bills for several months if I was to lose my job (she is a student).

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,333.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 460222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460222	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460222. Member loan 460222 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:		Debt-to-income ratio:	0.80%
Length of employment:	< 1 year	Location:	Redondo Beach, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > These funds are used to tie me over until I start a much higher paid job in June 2010

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$150.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 460277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460277	$24,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460277. Member loan 460277 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Barclay Card US	Debt-to-income ratio:	14.45%
Length of employment:	2 years	Location:	Woolwich Township, NJ

Home town:
Current & past employers:	Barclay Card US
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > These funds will be used to bolster my exclusive line of products we source from here in the US and are also importing from Australia, Germany, and Taiwan. I have a defined plan based on proven marketing techniques and an experienced pool of labor who have background in IT, finance, and the school of hard knocks. My business is currently operating in the black and has the benefit of extremely low overhead and also being in an area with a median income of $82,000 (from US Census data). In addition I am a subject matter expert in the Information Technology industry with a solid resume and job history. I operate our business on a "plan for the best AND the worst" model, meaning the metrics I use are all based on best and worst case scenarios with contingencies for the major and obvious disasters (economy, natural etc). I track my progress based on these two watermarks. I do my best to be prepared for most scenarios and act quickly when I encounter a scenario outside of my plan. I avoid the highest risk areas of our market and opt to grow more carefully. My current monthly budget with all expenses for the business, minus start-up costs and new inventory, is approximately $1146/mo. New inventory consumes the remainder of our monthly income -10% for our rainy day fund. Thank you for reading my posting.

A credit bureau reported the following information about this borrower member on January 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,539.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461227	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461227. Member loan 461227 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	PREMIER DERMATOLOGY	Debt-to-income ratio:	4.72%
Length of employment:	3 years	Location:	NAPERVILLE, IL

Home town:
Current & past employers:	PREMIER DERMATOLOGY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I am hoping to receive this loan to pay for wedding expenses. My Fiance and I have been engaged 2 years and plan to get married this Summer. Our time is running out to plan and we would appreciate this loan more than anything. My monthly income is plenty for me to pay my monthly living expenses, this monthly loan payment and have money left over. I also have the help of my fiance's income. I would be a good borrower because I have a great credit history. I have never been late on anypayments, and I always pay more than the minimum payment required on any bill. Borrower added on 01/17/10 > I am hoping to receive this loan to pay for wedding expenses. My Fiance and I have been engaged 2 years and plan to get married this Summer. Our time is running out to plan and we would appreciate this loan more than anything. My monthly income is plenty for me to pay my monthly living expenses, this monthly loan payment and have money left over. I also have the help of my fiance's income. I would be a good borrower because I have a great credit history. I have never been late on anypayments, and I always pay more than the minimum payment required on any bill. Borrower added on 01/17/10 > My fiance and I are planning to get married July of this year. We are hoping for our loan to be funded to pay for a major part of our wedding expenses. My monthly income is enough for me to pay my monthly living expenses, the monthly payment of this loan, and have extra money. I am a good borrower because I have a good credit history. I have never made any late payments, and I always pay more than the minimum payment required. Having and keeping a good credit status is very important to me and I never spend more than I can afford. I have a full time job which is very stable. I have been there for 3 1/2 years and the practice is very busy and growing everyday. My intentions are pay off this loan earlier than 36 months with money reveived from wedding gifts. I appreciate and thank you in advance, for all of your time and support on helping us to make our special day happen. Borrower added on 01/17/10 > Having and keeping a good credit status is something that is very important to me. I have a very stable job which I have been at for 3 1/2 years. Our practice is very busy and growing everyday and shows no signs of slowing down. Borrower added on 01/18/10 > I'm not sure what happened above I applogogize for all the repeats. Also I wanted to note that my current debt amount as posted is slightly incorrect it is about $700 less than what it says and is being paid monthly.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,638.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464707

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464707	$18,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464707. Member loan 464707 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Liberty Mutual Insurance Company	Debt-to-income ratio:	19.33%
Length of employment:	10+ years	Location:	rancho cucamonga, CA

Home town:
Current & past employers:	Liberty Mutual Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > Pay off bills. No problems paying back debt.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,556.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 469850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
469850	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 469850. Member loan 469850 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	PSUSD	Debt-to-income ratio:	19.88%
Length of employment:	9 years	Location:	Cathedral City, CA

Home town:
Current & past employers:	PSUSD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/10 > Hi! I am a first grade teacher with a steady job and a steady income. My fiance and I were in the midst of wedding planning and he unfortunately lost his job due to the economy. Thankfully, he is employed again. We just want to pay off debt so we can start our lives off on the right foot! From the bottom of my heart, I would appreciate the help with our finances!

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	34
Revolving Credit Balance:	$31,756.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 472835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472835	$16,750	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472835. Member loan 472835 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	JMS Electric	Debt-to-income ratio:	22.09%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	JMS Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This is just a loan to consolidate some high interest rate credit cards to 1 simple payment at a lower interest rate. I am current with all of my bills and I have a good credit score.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	20
Revolving Credit Balance:	$26,901.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 473383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473383	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473383. Member loan 473383 was requested on December 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Presagis	Debt-to-income ratio:	18.30%
Length of employment:	3 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	Presagis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/31/09 > Paying off/down credit cards

A credit bureau reported the following information about this borrower member on December 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 473626

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473626	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473626. Member loan 473626 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	NOVOTEL HOTEL22	Debt-to-income ratio:	16.94%
Length of employment:	< 1 year	Location:	BRONX, NY

Home town:
Current & past employers:	NOVOTEL HOTEL22
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,078.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 473649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473649	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473649. Member loan 473649 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	RR Donnelley	Debt-to-income ratio:	13.25%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	RR Donnelley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > First, I plan to consolidate my current credit card debts with this loan to lower my credit card rate. I plan to pay off the debt in a timely manner, and pay it off sooner. Currently my job situation is steady and currently I shouldn't have a problem to make the monthly payments.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	33
Revolving Credit Balance:	$23,215.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 473764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473764	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473764. Member loan 473764 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:		Debt-to-income ratio:	11.56%
Length of employment:	< 1 year	Location:	FREEPORT, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	12
Revolving Credit Balance:	$31,114.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 473822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473822	$14,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473822. Member loan 473822 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	USPS	Debt-to-income ratio:	10.96%
Length of employment:	10+ years	Location:	Walkersville, MD

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	47
Revolving Credit Balance:	$1,461.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 473875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473875	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473875. Member loan 473875 was requested on January 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	Jonic Group	Debt-to-income ratio:	8.88%
Length of employment:	6 years	Location:	San Leandro, CA

Home town:
Current & past employers:	Jonic Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92,755.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 473923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473923	$4,800	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473923. Member loan 473923 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,100 / month
Current employer:	MTA TRANIST AUTH.	Debt-to-income ratio:	19.98%
Length of employment:	10+ years	Location:	BRONX, NY

Home town:
Current & past employers:	MTA TRANIST AUTH.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/08/10 > thank very much for helping me in a time when I was in need.

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,934.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 473962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473962	$23,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473962. Member loan 473962 was requested on January 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	interglobe enterprise	Debt-to-income ratio:	0.50%
Length of employment:	3 years	Location:	LAKEWOOD, NJ

Home town:
Current & past employers:	interglobe enterprise
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,412.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 474007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474007	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474007. Member loan 474007 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	AirSpecialists, Inc	Debt-to-income ratio:	24.87%
Length of employment:	5 years	Location:	Villa Rica, GA

Home town:
Current & past employers:	AirSpecialists, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Steady job with no worry of lay off Design and provide ergo equipment to large industry & auto assembly plants. Business increasing

A credit bureau reported the following information about this borrower member on January 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	17
Revolving Credit Balance:	$50,662.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474135	$24,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474135. Member loan 474135 was requested on January 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,129 / month
Current employer:	U.S. Fish & Wildlife Service	Debt-to-income ratio:	20.16%
Length of employment:	1 year	Location:	ENFIELD, CT

Home town:
Current & past employers:	U.S. Fish & Wildlife Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/07/10 > I trasferred from the US Postal Service (where I worked for 21 years) to the US Fish & Wildlife Service in June 2008. With the current market, I owe more on my house than the value and I have been unable to refinance. I have a loan out with my Thrift Savings Account that will be paid up in 3 years. Until then, I have been strapped with credit card debt with interest rates around 25.99% and need to consolidate my debt to be able to stay afloat until my Thrift Savings loan is paid off. This consolidation load is my hope to keep things together until that time. I can't afford to refinance my home or sell it without a loss.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,111.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 474147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474147	$4,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474147. Member loan 474147 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	NYPD	Debt-to-income ratio:	5.86%
Length of employment:	4 years	Location:	PEEKSKILL, NY

Home town:
Current & past employers:	NYPD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Investing in envirement friendly energy efficient appliances to lower my monthly bills as well as increase my property value and of course reduce energy consumption Borrower added on 01/17/10 > Eco-friendly investment for the future!

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	37
Revolving Credit Balance:	$823.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474298	$21,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474298. Member loan 474298 was requested on January 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,500 / month
Current employer:	Art Center College of Design	Debt-to-income ratio:	12.88%
Length of employment:	10+ years	Location:	Pasadena, CA

Home town:
Current & past employers:	Art Center College of Design
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,974.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474333	$1,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474333. Member loan 474333 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Valvoline instant oil change	Debt-to-income ratio:	6.33%
Length of employment:	1 year	Location:	EDGEWATER, MD

Home town:
Current & past employers:	Valvoline instant oil change
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,454.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474337	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474337. Member loan 474337 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,083 / month
Current employer:	city of Oxnard	Debt-to-income ratio:	18.75%
Length of employment:	10+ years	Location:	OXNARD, CA

Home town:
Current & past employers:	city of Oxnard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/10 > fund my loan Borrower added on 01/13/10 > I plan to pay this loan off buy June 2010.

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$139,636.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474351	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474351. Member loan 474351 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Prostaff	Debt-to-income ratio:	4.92%
Length of employment:	< 1 year	Location:	RICE, MN

Home town:
Current & past employers:	Prostaff
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > to help pay off bills an move out of parents home

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,737.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474368	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474368. Member loan 474368 was requested on January 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Abelson Taylor	Debt-to-income ratio:	11.23%
Length of employment:	2 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Abelson Taylor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/05/10 > Looking to clean up credit cards but avoid ridiculous interest rates.

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,833.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 474393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474393	$25,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474393. Member loan 474393 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	REEVES IMPORT MOTORCARS	Debt-to-income ratio:	16.37%
Length of employment:	5 years	Location:	RIVERVIEW, FL

Home town:
Current & past employers:	REEVES IMPORT MOTORCARS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > Looking to get the Credit Card debt paid off in a timely manner.

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,792.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 474398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474398	$6,400	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474398. Member loan 474398 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,300 / month
Current employer:		Debt-to-income ratio:	12.69%
Length of employment:	< 1 year	Location:	LEXINGTON, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > * To pay off a credit card. * I've always paid my bills on time. * My income is very stable. * This loan fits my budget.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	14
Revolving Credit Balance:	$7,633.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474420	$14,800	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474420. Member loan 474420 was requested on January 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	formulation technology inc.	Debt-to-income ratio:	15.52%
Length of employment:	10+ years	Location:	RIVERBANK, CA

Home town:
Current & past employers:	formulation technology inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/05/10 > pay off my credit cards.

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,458.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474434	$23,500	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474434. Member loan 474434 was requested on January 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	J&C ELECTRICAL	Debt-to-income ratio:	14.06%
Length of employment:	4 years	Location:	miami, FL

Home town:
Current & past employers:	J&C ELECTRICAL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,764.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 474491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474491	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474491. Member loan 474491 was requested on January 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Apex Financial Consulting Group	Debt-to-income ratio:	0.64%
Length of employment:	3 years	Location:	shingetown, CA

Home town:
Current & past employers:	Apex Financial Consulting Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$764.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 474548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474548	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474548. Member loan 474548 was requested on January 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,475 / month
Current employer:	Henzel & Associates Inc	Debt-to-income ratio:	18.24%
Length of employment:	10+ years	Location:	NORTH AURORA, IL

Home town:
Current & past employers:	Henzel & Associates Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/07/10 > Thank you for the opportunity to apply for a loan with Lending Club. Upon acceptance the loan, it will be used to pay off debt and possible consolidation. Thank you for loan consideration. Borrower added on 01/12/10 > This loan will be paid back by two people holding current employment for 26 years and 16 years, with an excellent credit history of never having been late thus showing a proven track record of cash flow management. Your consideration is greatly appreciated.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$116,601.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 474631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474631	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474631. Member loan 474631 was requested on January 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Delaware Area Career Center	Debt-to-income ratio:	13.46%
Length of employment:	10+ years	Location:	columbus, OH

Home town:
Current & past employers:	Delaware Area Career Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	22
Revolving Credit Balance:	$6,014.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474649	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474649. Member loan 474649 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	10.78%
Length of employment:	4 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Consolidation loan

A credit bureau reported the following information about this borrower member on January 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,356.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474791	$18,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474791. Member loan 474791 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Kashwere	Debt-to-income ratio:	19.10%
Length of employment:	5 years	Location:	Highland Park, IL

Home town:
Current & past employers:	Kashwere
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > I am a CPA by profession. My salary was cut last year due to mismanagement by the CEO, and resulted in higher credit card use. I initiated and yesterday signed a management buyout for the company. As of today I own 50% of the company and my salary has been reinstated. I need this loan to consolidate my credit card balances at a decent interest rate.

A credit bureau reported the following information about this borrower member on December 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	19
Revolving Credit Balance:	$201,583.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 474807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474807	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474807. Member loan 474807 was requested on January 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	Skytronics Inc.	Debt-to-income ratio:	16.78%
Length of employment:	6 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Skytronics Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/06/10 > To give a facelift to the bathroom

A credit bureau reported the following information about this borrower member on January 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,473.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474981	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474981. Member loan 474981 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	ARCADIS	Debt-to-income ratio:	1.35%
Length of employment:	10+ years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	ARCADIS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Home renovations and upgrades. Borrower added on 01/18/10 > We are in the process of planning out a renovation to our home, which we've been in for just under 3 years. Our planned renovation includes upgrading an existing bathroom, addition of a new bathroom, a bedroom conversion, and overall improvements. All of the funds will go directly to the renovation, which is on a tight timeline. The additional money requested is to kick the project off and keep us moving to meet out deadline.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474983	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474983. Member loan 474983 was requested on January 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,833 / month
Current employer:	Vision IT	Debt-to-income ratio:	18.50%
Length of employment:	4 years	Location:	Leesburg, VA

Home town:
Current & past employers:	Vision IT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/07/10 > consolidate 4 credit cards into one loan

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,915.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475121	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475121. Member loan 475121 was requested on January 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,200 / month
Current employer:	FHS	Debt-to-income ratio:	21.01%
Length of employment:	10+ years	Location:	Bremerton, WA

Home town:
Current & past employers:	FHS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > Details of loan expense: Payoff & close collections for Chase, currently NSF and court-ordered-2k; Pay NSF on traffic ticket, $300 before 1/23 or suspended; Repair car for estimated $500 for alternator, etc.- no funds currently to do this; pay parents power bill before it gets turned off- >$500; pay back owed bills that went NSF over past month totally over $1200; Payoff and close Home Depot card, Kohl's card, Wal Mart card with high interest rates-- $1800 total. Lastly: Survive with what I have! My goal: get a loan with a reasonable APR that is do-able for my budget in monthly payments. I am working with a financial advisor as well-- so this is not a "frivolous" request-- it's a matter of impacting 3 lives (my unemployed parents and myself). Thank you.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	63	Months Since Last Delinquency:	4
Revolving Credit Balance:	$37,398.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 475220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475220	$10,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475220. Member loan 475220 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Wagner & Company, CPA	Debt-to-income ratio:	22.45%
Length of employment:	1 year	Location:	antelope, CA

Home town:
Current & past employers:	Wagner & Company, CPA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I'm a good borrower, because I pay my bills on time and I need to borrow this money so I can pay off high interest credit cards. I work as as Staff Accountant and my job is stable.

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,146.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475226	$16,750	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475226. Member loan 475226 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	USAF	Debt-to-income ratio:	24.42%
Length of employment:	10+ years	Location:	FAIRFIELD, CA

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/08/10 > I am using this loan to consolidate most of my smaller high interest rate accounts into one account.

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	24
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475251	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475251. Member loan 475251 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	davis polk and wardwell	Debt-to-income ratio:	7.42%
Length of employment:	3 years	Location:	brooklyn, NY

Home town:
Current & past employers:	davis polk and wardwell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/08/10 > We are trying to pay for a modest wedding and we don't want to use credit cards. Thanks!

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,300.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475255	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475255. Member loan 475255 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	datastream	Debt-to-income ratio:	2.71%
Length of employment:	5 years	Location:	CARLSBAD, CA

Home town:
Current & past employers:	datastream
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/08/10 > thanks

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475266	$15,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475266. Member loan 475266 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,870 / month
Current employer:	Affordable Cars & Trucks, Inc	Debt-to-income ratio:	3.84%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Affordable Cars & Trucks, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 475296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475296	$4,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475296. Member loan 475296 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Sprint	Debt-to-income ratio:	12.39%
Length of employment:	3 years	Location:	LEES SUMMIT, MO

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > My state of employment is in Kansas and that wasn't listed in the choices.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	16	Months Since Last Delinquency:	11
Revolving Credit Balance:	$200.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 475301

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475301	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475301. Member loan 475301 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	St. Luke's Presbyterian Church	Debt-to-income ratio:	9.02%
Length of employment:	2 years	Location:	ATLANTA, GA

Home town:
Current & past employers:	St. Luke's Presbyterian Church
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,875.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475314	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475314. Member loan 475314 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,597 / month
Current employer:	New York University	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	New York University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > I am looking for a down payment on a log cabin kit that I am getting for 45% off retail if I pay in full. The total for the kit is 36,000 and I have 11,000 to contribute. I own the lakefront property outright with no loans or mortgage. I do not have any credit card debt or other loans. I have been paying cash for everything for the past 6 years. I work in a Private University for the past 14 years and my monthly rent was $2000, but it is now just $1000 as my fiance has moved in with me and she makes about 10% more than I do so I can pay the loan without a change in my expenses now. I have owned the property for 7 years and I am very excited about the deal I can make with the cabin company. I plan on building the cabin myself with friends so the expense should be minimal. Thanks for looking at my loan!

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475332	$23,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475332. Member loan 475332 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,838 / month
Current employer:	TransUnion	Debt-to-income ratio:	8.37%
Length of employment:	1 year	Location:	chicago, IL

Home town:
Current & past employers:	TransUnion
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/10 > Consolidating 3 credit cards to one payment. I am a solid payer despite the D2 rating which was due to a one time missed payment from relocating to a new job (for more money). That balance for that department store card was immediately paid in full.

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	7
Revolving Credit Balance:	$13,843.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 475351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475351	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475351. Member loan 475351 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	CHW	Debt-to-income ratio:	5.47%
Length of employment:	6 years	Location:	Sacramento, CA

Home town:
Current & past employers:	CHW
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,992.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475376	$7,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475376. Member loan 475376 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	Kelly towers assoc	Debt-to-income ratio:	13.02%
Length of employment:	8 years	Location:	BRONX, NY

Home town:
Current & past employers:	Kelly towers assoc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Im a credit worthy borrower. I had a loan with installment payments with BMW Financial for 3 years and my payments were made on time throughout the course of the loan. Borrower added on 01/12/10 > I am requesting this loan to allow me to consolidate my high balance credit cards into 1 loan payment to help pay it off.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,451.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 475398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475398	$19,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475398. Member loan 475398 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Johnson Mathey	Debt-to-income ratio:	20.12%
Length of employment:	9 years	Location:	philadelphia, PA

Home town:
Current & past employers:	Johnson Mathey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I have a reliable job , steady income .my wife is also started working full time, i want to pay off my credit cards before my rates go up in Jan2010, also with this money I can payoff my car loan (i will be relieved another $350 per month), Also I can pay off all these store credit cards with this money , please help me.

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	22	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,890.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 475432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475432	$24,250	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475432. Member loan 475432 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Catalent Pharma Solutions	Debt-to-income ratio:	23.08%
Length of employment:	7 years	Location:	SAINT PETERSBURG, FL

Home town:
Current & past employers:	Catalent Pharma Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Want to consolidate high rate credit cards to speed up pay off time.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,563.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475455	$9,600	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475455. Member loan 475455 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Alticor	Debt-to-income ratio:	13.75%
Length of employment:	< 1 year	Location:	GRAND RAPIDS, MI

Home town:
Current & past employers:	Alticor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	5
Revolving Credit Balance:	$12,389.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 475481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475481	$6,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475481. Member loan 475481 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	Clear Channel	Debt-to-income ratio:	9.66%
Length of employment:	< 1 year	Location:	ALEXANDRIA, KY

Home town:
Current & past employers:	Clear Channel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > I have taken a great job in San Antonio Texas with a radio/communications company. Just sold our house in Cincinnati/No.Kentucky which closes on 1/29/10. I am renting a home here in San Antonio and need up front funds to pay moving company to get our household moved here. Worked with a radio company for 11 years before going to work in the Cincinnati area in 2007. This is a return to the original "11 year" company for me. We are making money on our home sale and I plan to use the receipts of my home closing and tax return to pay back all loans. thanks much!

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	42
Revolving Credit Balance:	$21,506.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 475493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475493	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475493. Member loan 475493 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	HOLLY HUNT Enterprises, Inc.	Debt-to-income ratio:	19.81%
Length of employment:	2 years	Location:	Geneva, IL

Home town:
Current & past employers:	HOLLY HUNT Enterprises, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > An experienced executive with extremely stable fiancial and career background. I have never been laid off and am working for a stable company. I have excellent payment history and am only looking to consolidate credit cards because they have recently raised their interest rates due to new 2010 government regulations. I can also include my wife on the loan if needed and she has over 700 credit score.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	44
Revolving Credit Balance:	$20,622.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 475522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475522	$7,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475522. Member loan 475522 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	DCH MONTCLAIR ACURA	Debt-to-income ratio:	7.72%
Length of employment:	3 years	Location:	WEST ORANGE, NJ

Home town:
Current & past employers:	DCH MONTCLAIR ACURA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,195.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475524	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475524. Member loan 475524 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Giddins Claman LLP	Debt-to-income ratio:	6.00%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Giddins Claman LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > I've struggled with my debt for years and finally chose to get a debt consolidation loan to get rid of it and start saving to build up my equity and buy a home in the next 5 years. your funding of my loan will help me make my dream come true.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,646.00	Public Records On File:	0
Revolving Line Utilization:	21.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475526	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475526. Member loan 475526 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Liquidity Services, Inc.	Debt-to-income ratio:	0.25%
Length of employment:	< 1 year	Location:	MIDLOTHIAN, VA

Home town:
Current & past employers:	Liquidity Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > We need to consolidate and have worked out a plan to pay it off it at least 3 years if not sooner.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	14
Revolving Credit Balance:	$91.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 475548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475548	$2,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475548. Member loan 475548 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	kinder morgan	Debt-to-income ratio:	11.21%
Length of employment:	2 years	Location:	SNYDER, TX

Home town:
Current & past employers:	kinder morgan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,196.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 475565

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475565	$9,975	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475565. Member loan 475565 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Turk's Restaurant	Debt-to-income ratio:	18.98%
Length of employment:	8 years	Location:	Carlsbad, CA

Home town:
Current & past employers:	Turk's Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > I will be using these funds for dental work. The total for all the work is going to be a little more than I am borrowing. I will pay the rest. I am an excellent client, and my credit is important. Borrower added on 01/12/10 > Also, please be reminded that this account will be on an auto-pay basis. With the money coming from my account automatically each month.

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,537.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475627	$12,250	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475627. Member loan 475627 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Utopia Trading, Inc.	Debt-to-income ratio:	22.14%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Utopia Trading, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/10 > We are located in the heart of Dowtown Atlanta in a 3000 sq ft facility zoned MRC-1-C. Our business is structured as a Sole proprietorship. We are a family owned business founded 3+ years ago. We intend to corner the market for multimedia content production for value conscious consumers. We focus on speed, customer service and professionalism. Clients come to our facility and record any type of multimedia product in our recording studio. We then deliver their product in a variety of electronic, physical or download mediums. We deliver product for Hollywood, Turner, Radio, and Internet. We are content providers and facilitators. We cater to three major categories of customer: 1. Filmmakers and Large Record labels 2. Corporate clients 3. Independent musicians and companies We are unquestionably the best value in multimedia production here in Atlanta. Our ???competitors??? cannot compete with our pricing, our speed or our no-nonsense approach to multimedia content production. Because we have an established customer base and waiting lists for our services we intend to expand our facility by adding media production capacity. That is the purpose of this loan. Thank you for your time.

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	32	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	63	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,651.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 475628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475628	$24,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475628. Member loan 475628 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	16.37%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Loan is needed to consolidate credit card debt, as the rates have become exorbitant. I work as a freelance graphic designer and my wife is a corporate attorney. We will have no problem repaying the loan as specified in the agreement.

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,064.00	Public Records On File:	0
Revolving Line Utilization:	59.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475642	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475642. Member loan 475642 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,083 / month
Current employer:	MD On Call, PA	Debt-to-income ratio:	11.10%
Length of employment:	10+ years	Location:	DALLAS, TX

Home town:
Current & past employers:	MD On Call, PA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Consolidating high interest credit cards. Practicing physician.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,104.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475646	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475646. Member loan 475646 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Freed Maxick & Battaglia, CPAs, PC	Debt-to-income ratio:	17.89%
Length of employment:	1 year	Location:	Buffalo, NY

Home town:
Current & past employers:	Freed Maxick & Battaglia, CPAs, PC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	26
Revolving Credit Balance:	$13,966.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475662	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475662. Member loan 475662 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	DISD	Debt-to-income ratio:	12.13%
Length of employment:	3 years	Location:	Dallas, TX

Home town:
Current & past employers:	DISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/10 > Thanks for the loan.

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,593.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475715	$13,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475715. Member loan 475715 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	brown dist.	Debt-to-income ratio:	13.17%
Length of employment:	10+ years	Location:	lox., FL

Home town:
Current & past employers:	brown dist.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/10 > to put all my out standing bills in one payment and get my car fixed 5,000 in credit card 3,000 to pay off my truck and 5,000 to fix my car instead of paying five bills I will only have one Borrower added on 01/10/10 > dont have money problems just need a quick fix easy to manage one payment

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,623.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475731	$25,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475731. Member loan 475731 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Alta Colleges/Westwood Online	Debt-to-income ratio:	10.04%
Length of employment:	5 years	Location:	centennial, CO

Home town:
Current & past employers:	Alta Colleges/Westwood Online
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	25
Revolving Credit Balance:	$1,066.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475747	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475747. Member loan 475747 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,726 / month
Current employer:	st. raymond h.s.	Debt-to-income ratio:	2.01%
Length of employment:	10+ years	Location:	bronx, ny, NY

Home town:
Current & past employers:	st. raymond h.s.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > bank chase bank for savings-pelham bay branch $ used for debt consolidation Borrower added on 01/11/10 > chase bank-pelham bay branch $ to pay pc richards, exxon mobil, nationwide insurance,jc penney Borrower added on 01/11/10 > $ deposited in chase bank, pelham bay $ to consolidate debts

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1976	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	1
Revolving Credit Balance:	$1,509.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475751	$24,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475751. Member loan 475751 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Fidelity National Financial	Debt-to-income ratio:	10.41%
Length of employment:	1 year	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	Fidelity National Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > This loan is for in-house counsel of a major insurance Company, seeking to consolidate costs after relocating for a major promotion.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,474.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475758	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475758. Member loan 475758 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Kohler Distributing	Debt-to-income ratio:	2.10%
Length of employment:	7 years	Location:	POMPTON LAKES, NJ

Home town:
Current & past employers:	Kohler Distributing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,502.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475768	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475768. Member loan 475768 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,375 / month
Current employer:	Squire Sanders & Dempsey	Debt-to-income ratio:	20.41%
Length of employment:	2 years	Location:	COLUMBUS, OH

Home town:
Current & past employers:	Squire Sanders & Dempsey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > Part of my plan to pay off all revolving and non-mortgage debt, in order to live a more disciplined and simple lifestyle in 2010.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,775.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475809	$9,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475809. Member loan 475809 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:		Debt-to-income ratio:	8.49%
Length of employment:	< 1 year	Location:	Costa Mesa, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > 6 years non-delinquent. No mortgage, no kids, low monthly budget.

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	72
Revolving Credit Balance:	$8,644.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475839	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475839. Member loan 475839 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Maurices	Debt-to-income ratio:	22.95%
Length of employment:	< 1 year	Location:	FOXBORO, WI

Home town:
Current & past employers:	Maurices
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > I plan to pay off credit cards Borrower added on 01/13/10 > I am a good borrow because I am never late making payments and I have never missed a payment. Borrower added on 01/13/10 > I have a very stable job Borrower added on 01/14/10 > My fiance is also contributing to the monthly bills, so he will help in making this payment. His monthly income is $5000.00

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	54
Revolving Credit Balance:	$10,624.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 475844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475844	$13,600	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475844. Member loan 475844 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,811 / month
Current employer:	Central Virginia Apartment Association	Debt-to-income ratio:	15.26%
Length of employment:	5 years	Location:	Richmond, VA

Home town:
Current & past employers:	Central Virginia Apartment Association
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > I plan on using the funds to consolidate my 3 main credit cards. By organizing the 3 cards into one loan, I am able to pay it off quicker so I can begin saving and investing my money for the future. I have been working at my job for 5 going onto 6 years, which in the last 2 years, has taught me the skills to better organize my monthly budget. The fact that I will have ONE payment every month for 36 months gives me a constant solid number to work with in my budget with a solid debt free goal in sight. I pride myself in paying my creditors on time because it will help me maintain my above average credit score, which I have had for the last several years. Thank you for your consideration. Borrower added on 01/12/10 > Additional Information: 3 Main Credit Cards - AMEX???Balance $6637.47 / Interest Rate %15.25 Chase???Balance $4172.11 / Interest Rate % 14.24 Capital One???Balance $2817.26 / Interest Rate % 9.4 **I pay roughly $600 ??? $800 a month toward credit cards. The reason it has been difficult to pay theses balances down is because I pay more money toward them then I can afford. I do this mainly because I pride myself in making payments that are higher then the minimum to maintain my good credit. By having ONE $461.98 payment, this allows me to focus on getting out of debt and managing my ???extra??? money for efficiently. Job responsibilities - I am the Director of Career Development for a local non-profit association. I am responsible for developing and organizing all of the association???s educational seminars and events. This includes (but not limited to); event budgeting, obtaining speakers, negotiating hotel/speaker contracts, finding seminar locations, developing marketing materials, updating/laying out the website and answering to my association's Board of Directors. Eighty percent of my association???s budget comes from non-dues revenue, which means the success of my events are crucial to the financial success of my association. In addition to my daytime job, I also recently obtained a part time job as a retail sales associate. The additional money helped me pay more money toward my credit cards and help toward my ???freedom from debt 2010??? goal!

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,707.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475852	$9,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475852. Member loan 475852 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Wilson Elser	Debt-to-income ratio:	17.50%
Length of employment:	2 years	Location:	Island Park, NY

Home town:
Current & past employers:	Wilson Elser
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,592.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475856	$5,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475856. Member loan 475856 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Crown America Car Wash	Debt-to-income ratio:	7.13%
Length of employment:	3 years	Location:	Glendale, CA

Home town:
Current & past employers:	Crown America Car Wash
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,357.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475877	$12,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475877. Member loan 475877 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:		Debt-to-income ratio:	8.74%
Length of employment:	< 1 year	Location:	Fox Lake, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	4
Revolving Credit Balance:	$49,697.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 475906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475906	$12,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475906. Member loan 475906 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,420 / month
Current employer:		Debt-to-income ratio:	11.36%
Length of employment:	< 1 year	Location:	Jackson, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > After I move to Houston, my BC/BS health insurance will go back to about $130/mo. When I moved to MI and retired, my monthly payment has been $580/mo.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	65
Revolving Credit Balance:	$13,328.00	Public Records On File:	1
Revolving Line Utilization:	93.90%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 475929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475929	$9,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475929. Member loan 475929 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	Pizza Hut	Debt-to-income ratio:	0.08%
Length of employment:	< 1 year	Location:	Riverside, CA

Home town:
Current & past employers:	Pizza Hut
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I am planning to use the funds to consolidate a portion of my $22000 credit card debt which was used to purchase a car. I am a good borrower that was never late on payment. I work as a delivery driver and make good tips + wage. I live with relatives so I do not pay rent. My job is stable and consistent and makes roughly $1300 monthly.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 475960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475960	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475960. Member loan 475960 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Soldier Capital, LLC	Debt-to-income ratio:	15.06%
Length of employment:	1 year	Location:	LYNDHURST, NJ

Home town:
Current & past employers:	Soldier Capital, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Re/credit: No missed/late paymts in at least 3yrs. Re/loan security: A personal 25K+ brokerage acct will secure loan.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	39
Revolving Credit Balance:	$28,577.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475974	$11,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475974. Member loan 475974 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,875 / month
Current employer:	Canopy Financial	Debt-to-income ratio:	12.93%
Length of employment:	4 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Canopy Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > A little about myself: I work as a senior architect/developer for a health-care financial services company, I've been employed for just over four years now. Reason I require the loan: I require the loan in order to pay the payroll taxes for a company (not the one I work for) I had started last year. The company has since been dissolved, but our primary investor cut-and ran with our employee payroll taxes. I cannot afford to wait for the courts to resolve the situation as end of quarter filings are due soon. How I plan on paying back the loan: The loan will be paid back using my personal funds derived from my employment. A personal was the best option in my case as the other assets that I have either aren't liquid or the taxes/penalties I would incur on them are more than the cost of the loan in this case (ie: a 401k hardship withdrawal or a non-eligible expense from an HSA account.)

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,814.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475985	$14,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475985. Member loan 475985 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	RouteMatch	Debt-to-income ratio:	16.89%
Length of employment:	< 1 year	Location:	ATLANTA, GA

Home town:
Current & past employers:	RouteMatch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > After graduating from college, I got a great stable job, and now I'm ready to consolidate my old college debt so that I can pay it off more easily. I've never had a problem with paying bills on time, and I always took good care of my credit, but those credit card interest rates are killing me. This will enable me to get everything paid off more quickly. Borrower added on 01/14/10 > People are probably wondering how I accrued this much debt, so I figured I should probably put that information out there. About a month after graduating from college, I was diagnosed with Ewings Sarcoma (a form of bone cancer). Since I was no longer a student, I was no longer covered under my parents' health insurance, and I had yet to obtain coverage of my own. The next 53 weeks were filled with intense chemo treatments. I also had to undergo surgery and had radiation therapy as well. My appearance made it no secret that I had cancer and companies were hesitant to hire what would inevitably be a drain on their health insurance, and obviously getting a personal policy was impossible. I worked two jobs (as much as I could) to try to keep my bills from getting overwhelming, but, in the end, I simply couldn't keep up with all of it. The result is a little over $20,000 in debt (all on credit cards) for which I am now attempting to obtain a loan so that I can consolidate it, pay it off, and put it behind me. As always, please don't hesitate to contact me with any questions. Thank you in advance for everything.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,668.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475999	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475999. Member loan 475999 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:		Debt-to-income ratio:	6.17%
Length of employment:	< 1 year	Location:	tigard, OR

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > This loan will be used for a Graduate Degree in Management. I am a business professional with MBA for ten years. Financial situation: I spent the last seven years clearing up my credit report. I paid back credit cards, closed false reported accounts and paid off our vehicles. My student loan is a sum of six accounts; a high number of delinquencies developed quickly during earlier times. I reached an agreement with the student loan and all my payments are on time since. All other bills are always paid on time. We established a budget and live by it. I now have a credit score of 681 = good. Monthly net income: $ 3,250 Monthly Expenses: $2,540 Housing: $800 Insurance: $140 Car Expenses: $50 Utilities: $250 Phone, cable, internet: $100 Food, entertainment: $700 Clothing, household expenses: $100 Credit Card and other loans: $300 Other Expenses: $100 Borrower added on 01/14/10 > This loan will be used for a Graduate Degree in Management. I am a business professional with MBA for ten years. Financial situation: I spent the last seven years clearing up my credit report. I paid back credit cards, closed false reported accounts and paid off our vehicles. My student loan is a sum of six accounts; a high number of delinquencies developed quickly during earlier times. I reached an agreement with the student loan and all my payments are on time since. All other bills are always paid on time. We established a budget and live by it. I now have a credit score of 681 = good. Monthly net income: $ 3,250 Monthly Expenses: $2,540 Housing: $800 Insurance: $140 Car Expenses: $50 Utilities: $250 Phone, cable, internet: $100 Food, entertainment: $700 Clothing, household expenses: $100 Credit Card and other loans: $300 Other Expenses: $100

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	17	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,756.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476022	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476022. Member loan 476022 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:		Debt-to-income ratio:	20.57%
Length of employment:	< 1 year	Location:	Glen Carbon, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > My intentions are to use the proceeds of this loan to refinance two Chase Credit cards I have. Originally at 12.75%, card with the larger balance shot up to 19.99% when Chase decided to change their terms. The second card is at 15% for now. It has a much smaller balance. This will still leave me with a home equity loan from Chase, however, I should be able to refinance my mortgage in a couple of months. When I do, I will roll that loan into the main mortgage, I have enough equity that after 5 years of homeownership, I will be at a slightly less than 80% loan to value. As far as a budget is concerned: Mortgage - $934 Water/sewer/trash - $49 electric - $75-$160 phone - $85 TV/Internet- $102 Job stability is excellent. I do Agriculture and Biomed electronics repair. Despite the bad economy, I am expanding and adding new product lines this year. This will focus on vehicle asset tracking and internet enabling the mobile data terminals in Tractor cabs. This is the first loan request I have made, so if there is something you wish to know that I have omitted, please don't hesitate to ask.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,654.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476048	$21,000	20.52%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476048. Member loan 476048 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	whole foods market	Debt-to-income ratio:	1.86%
Length of employment:	3 years	Location:	jamaica, NY

Home town:
Current & past employers:	whole foods market
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,419.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 476054

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476054	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476054. Member loan 476054 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Salt River Community	Debt-to-income ratio:	13.36%
Length of employment:	3 years	Location:	kahoka, MO

Home town:
Current & past employers:	Salt River Community
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > I really like the idea of my interest money going to people, instead of credit card companies.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	4
Revolving Credit Balance:	$20,602.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476062	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476062. Member loan 476062 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Memorial Sloan-Kettering Cancer Center	Debt-to-income ratio:	23.93%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Memorial Sloan-Kettering Cancer Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I have been in my current position as an Administrative Assistant for the past two years, and three months. My goal is to return to school, for an MPA, in order to open up more avenues with my current employer. I would like to continue working in health care, and stay with my current hospital, but need to enhance my educational background, before I can be considered for any other opportunities. My current employer pays a percentage of my tuition, but I will need supplemental funds in order to avoid taking out student loans. I would like to have no student loan debts upon my graduation. My financial situation: I am a good candidate for this loan because I have proven to be a responsible lender in the past. I have made my payments on-time, and have good credit. Due to the financial burden of having to take care of a sick relative in the past, I have struggled to get my credit score where it is now, but I see positive days ahead. Monthly net income: $ 2700 Monthly expenses: $ Housing: $ 600 Insurance: $ 25 (Deducted prior to my 2700 net income) Car expenses: $ None, monthly transportation is $89 (Deducted prior to my 2700 net income) Utilities: $ 50 Phone, cable, internet: $ 140 Food, entertainment: $ 100 Clothing, household expenses $ 100 (varies) Credit cards and other loans: $ 700 Other expenses: $ 100 (Savings)

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,695.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476073	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476073. Member loan 476073 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Catholic Charities	Debt-to-income ratio:	7.04%
Length of employment:	< 1 year	Location:	North Fort Myers, FL

Home town:
Current & past employers:	Catholic Charities
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Worked for 8 years with previous employer with no benefits. Could use some help to pay some medical bills.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1972	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	51
Revolving Credit Balance:	$7,910.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476083	$19,750	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476083. Member loan 476083 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	bioMerieux	Debt-to-income ratio:	18.18%
Length of employment:	< 1 year	Location:	ATLANTA, GA

Home town:
Current & past employers:	bioMerieux
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Steady job required degree and experience for me and my wife. Combined we gross 135,000/year we are able to pay this loan back with no discrepencies.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,532.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476088	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476088. Member loan 476088 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Lawrence Livermore National Security LLC	Debt-to-income ratio:	6.45%
Length of employment:	10+ years	Location:	El Cerrito, CA

Home town:
Current & past employers:	Lawrence Livermore National Security LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Payoff Capital One, 24%, (never missed a payment!)

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1977	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	40
Revolving Credit Balance:	$7,983.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476091	$6,500	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476091. Member loan 476091 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	RiskMetrics Group	Debt-to-income ratio:	20.81%
Length of employment:	2 years	Location:	SILVER SPRING, MD

Home town:
Current & past employers:	RiskMetrics Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Would like to get a loan to buy a 2006 Yamaha R6 Borrower added on 01/12/10 > I had a ZX6-R before and it was stolen. I had borrowed that amount from a personal friend and paid back every cent. Lesson learned: get comprehensive insurance.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,483.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 476099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476099	$14,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476099. Member loan 476099 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:		Debt-to-income ratio:	11.35%
Length of employment:	< 1 year	Location:	Yorba Linda, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Purpose of loan: This loan will be used to pay off high interest revolving credit card debt. I'm looking to speed up my repayment on High Interest credit card debt that I have carried for far too long. My Financial Situation: I work more than full time. I am a full time Stock Trader, and have added a new summer job as well, working six months a year managing a crew of marketing representatives from April to September. Recently, I depleted my savings to pay down over $10,000 of my credit card debt and am now looking to consolidate the remainder through the LendingClub @ lower interest rates. (Some of my cards have been increased to 27% interest rates without me ever having any 30-day lates!) I can also add that the Car Payment listed on my credit profile is for a vehicle that I financed for my brother two years ago. He has no credit and I chose to finance the car for him. So, I do receive about $600 per month from him to make the car payment. I have had a solid earnings history for the last 10 years as a trader, and my new job adds a nice supplement in the summer months. Monthly net income: $5,000 (Could be more BUT...I leave profits in my Trading Account.) Monthly expenses: $ 3,910 Housing: $ 1,000 Insurance: $ 260 Car expenses: $ 700 Utilities: $ 300 Phone, cable, internet: $ 200 Food, entertainment: $ 600 Clothing, household expenses: $ 150 Credit cards and other loans: $ 600 Misc... $100 I want to thank you for the opportunity to be debt free within the next three years. I look forward to the day when I can begin to be a Lender here, where I will be able to profit from helping others who have dug similar financial holes that I am all too familiar with. Thank you in advance, Mike

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,845.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476104	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476104. Member loan 476104 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:		Debt-to-income ratio:	15.84%
Length of employment:	< 1 year	Location:	CARLSBAD, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Simple credit card consolidation loan.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,215.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476142	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476142. Member loan 476142 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	STARCON	Debt-to-income ratio:	10.59%
Length of employment:	3 years	Location:	New Lenox, IL

Home town:
Current & past employers:	STARCON
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,490.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476146	$6,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476146. Member loan 476146 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Fremont Rideout health group	Debt-to-income ratio:	10.60%
Length of employment:	2 years	Location:	Live Oak, CA

Home town:
Current & past employers:	Fremont Rideout health group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > we are a young couple that need money to pay for the wedding. we both have jobs that allow us to pay for it but we need more then we have now. we will definatley be able to pay off the loan. Borrower added on 01/14/10 > We make about 30,000 a year.Are JObs are very stable. Our monthly budget is Rent 600 Food and household items 100 Car gas 100 Utilities 80 cell bill 135 Hopefully this is enough information to insure you that you will receive your money back. Thank you everyone for giving us a chance. God Bless.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,511.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 476151

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476151	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476151. Member loan 476151 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,192 / month
Current employer:	WORLD MANAGEMENT BUSINESS STRATRGIES,	Debt-to-income ratio:	0.67%
Length of employment:	5 years	Location:	ALEXANDRIA, MN

Home town:
Current & past employers:	WORLD MANAGEMENT BUSINESS STRATRGIES,
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$584.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476160

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476160	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476160. Member loan 476160 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	SK Software Design LLC	Debt-to-income ratio:	10.79%
Length of employment:	4 years	Location:	Oklahoma City, OK

Home town:
Current & past employers:	SK Software Design LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Plan to pay off all credit cards that range from 15% to 22%. Convenience of paying a single amount is the only reason for getting this loan. I work as a programmer for a startup company and have had this job for 4 years.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,603.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 476194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476194	$6,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476194. Member loan 476194 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Firstborn Multimedia	Debt-to-income ratio:	3.52%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Firstborn Multimedia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Once I pay off my debt, I'm going to start my own business. Just want to start living my American dream!

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,228.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476207

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476207	$24,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476207. Member loan 476207 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,833 / month
Current employer:	Dept of Homeland Security	Debt-to-income ratio:	1.27%
Length of employment:	10+ years	Location:	LIVONIA, MI

Home town:
Current & past employers:	Dept of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,345.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476271	$13,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476271. Member loan 476271 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Baker Botts LLP	Debt-to-income ratio:	2.80%
Length of employment:	5 years	Location:	DALLAS, TX

Home town:
Current & past employers:	Baker Botts LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I am a good borrowwer because I have been at my job for 5 years and always pay my bills on time. I am planning on making some home improvements and other small projects.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476299	$24,250	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476299. Member loan 476299 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$16,667 / month
Current employer:	Life Technologies	Debt-to-income ratio:	14.30%
Length of employment:	8 years	Location:	KINGSTON, WA

Home town:
Current & past employers:	Life Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > This will clear a 29.9% APR account that has been closed.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$155,946.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476321	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476321. Member loan 476321 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,250 / month
Current employer:	1400	Debt-to-income ratio:	3.47%
Length of employment:	1 year	Location:	SMYRNA, GA

Home town:
Current & past employers:	1400
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > Green city housing project

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,910.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476332	$4,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476332. Member loan 476332 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	Arch Insurance Group	Debt-to-income ratio:	16.56%
Length of employment:	7 years	Location:	Alpharetta, GA

Home town:
Current & past employers:	Arch Insurance Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Loan is needed for unexpected medical expenses and annual homeowners dues. We plan to pay off within 3 months with tax refund and bonus funds to be received March 15th.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,322.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476343	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476343. Member loan 476343 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	American Service Center LLC	Debt-to-income ratio:	16.99%
Length of employment:	10+ years	Location:	Centreville, VA

Home town:
Current & past employers:	American Service Center LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > This loan is to consolidate debt. I have always had an excellent credit rating and have never defaulted on a loan. I have worked for the same company since 1977.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,446.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476379	$18,600	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476379. Member loan 476379 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Etro	Debt-to-income ratio:	0.44%
Length of employment:	5 years	Location:	CENTRAL VALLEY, NY

Home town:
Current & past employers:	Etro
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I plan on using my loan for re-location for work. I have been with my company for almost 6 years. I will be re-locating for the same position and company. My job is very stable and the Company has been around since 1982. I am a good borrower because I pay on time and conscience to due dates. My budget for the month consists fixed bills such as rent, electric, phone and car insurance. I paid off my car and own it.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	24
Revolving Credit Balance:	$723.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476404	$15,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476404. Member loan 476404 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Quorum Review IRB	Debt-to-income ratio:	17.19%
Length of employment:	< 1 year	Location:	Kirkland, WA

Home town:
Current & past employers:	Quorum Review IRB
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > Father of three looking to consolidate high interest credit card debt. Have played the foolish credit card game and am adamant to become debt free. This would be a first step towards that goal.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,944.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476408	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476408. Member loan 476408 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	Ulta Salon & Cosmetics	Debt-to-income ratio:	10.95%
Length of employment:	4 years	Location:	SAN MATEO, CA

Home town:
Current & past employers:	Ulta Salon & Cosmetics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,559.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476412	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476412. Member loan 476412 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	Complete Food Service, Inc.	Debt-to-income ratio:	14.28%
Length of employment:	10+ years	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	Complete Food Service, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I am paying $737.00 a month for my ex-wife's car that is sitting in the garage. I need the money so I can turn in the vehicle and pay off the remaining balance. I have never made a late payment in my life and have excellent credit.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,191.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476435	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476435. Member loan 476435 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	East Neck Auto Service	Debt-to-income ratio:	4.02%
Length of employment:	3 years	Location:	WEST BABYLON, NY

Home town:
Current & past employers:	East Neck Auto Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > This loan is for tires and auto repairs needed for my vehicle. I have a permanent position working full time in retail sales.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,160.00	Public Records On File:	1
Revolving Line Utilization:	54.00%	Months Since Last Record:	42
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476447

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476447	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476447. Member loan 476447 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	0.86%
Length of employment:	< 1 year	Location:	Mashpee, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I am in the process of getting divorced. My future ex wife stole ALL my monies and emptied out our joint bank accounts. I own a seasonal business and part of the money she took were my savings to get "us" through the winter and my savings. Around $30K. I need $5K for my attorney and around $3K for downpayment on a home rental for myself and my 14 year old dughter. I can pay this money back by September at the latest. Please help me with this mess. Drugs do strange thinks to people and I got a real bum deal on this 11 year marraige.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	55
Revolving Credit Balance:	$2,232.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476468	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476468. Member loan 476468 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	broward county library	Debt-to-income ratio:	3.76%
Length of employment:	10+ years	Location:	oakland park, FL

Home town:
Current & past employers:	broward county library
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > its a new year and my husband and i are in the process to making some upgrades to our home. we want to remodel the basic in our home like the kitchens and the bathrooms. taking out this loan will help us to start and finish up the process.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,001.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476469	$5,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476469. Member loan 476469 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,689 / month
Current employer:		Debt-to-income ratio:	2.06%
Length of employment:	< 1 year	Location:	virgina beach, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,513.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476474	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476474. Member loan 476474 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	yellow cab	Debt-to-income ratio:	7.34%
Length of employment:	10+ years	Location:	oakland park, FL

Home town:
Current & past employers:	yellow cab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > my wife and i are in the process of remodeling our kitchen and bathrooms. this loan will allows us to start the process with our contractors.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,243.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476482	$7,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476482. Member loan 476482 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	PSI	Debt-to-income ratio:	0.21%
Length of employment:	9 years	Location:	Spring, TX

Home town:
Current & past employers:	PSI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > The reason for my loan request is to purchase new appliances for my home. I figured I could get a better interest rate doing it this way rather than separate store credit lines. far as my career: I am in charge of the territory of three sales reps. Making sure customers are happy and making sure that all is well with orders, accounts ect. I assist the sales reps with just about everything having to do with our customers. Borrower added on 01/15/10 > I am buying my one appliances because my landlord is my great grandmother. She is very old and lives off my rent money and her social security benefits. I am buying the appliances because of my own wants, however the home will be mine when the goood lord above takes my great grandmother (My son's great great grandmother) home with him. This is the same reason I have rented for so long. Basically making the investment a little in advance to me owning the home.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$184.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 476497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476497	$6,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476497. Member loan 476497 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:		Debt-to-income ratio:	21.75%
Length of employment:	< 1 year	Location:	worcester, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Loan for my business

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	52
Revolving Credit Balance:	$1,219.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476500	$5,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476500. Member loan 476500 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,500 / month
Current employer:	PONY CONSULTING CORP	Debt-to-income ratio:	12.13%
Length of employment:	2 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	PONY CONSULTING CORP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,995.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476501	$3,700	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476501. Member loan 476501 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,185 / month
Current employer:	Department of Justice, BOP	Debt-to-income ratio:	22.99%
Length of employment:	10+ years	Location:	WAXAHACHIE, TX

Home town:
Current & past employers:	Department of Justice, BOP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Fund needed to assist daughter with college funds & upcoming birth of second child. Borrower added on 01/16/10 > Loan needed for personal use; pay off small debts Borrower added on 01/16/10 > Funds will be used to pay off small debts; My monthly income is appx $2600.00 I have worked with the Dept of Justice just shy of 15 yrs come February 20, 2010.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,728.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476510	$18,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476510. Member loan 476510 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Command Transportation	Debt-to-income ratio:	17.52%
Length of employment:	7 years	Location:	Chicago, IL

Home town:
Current & past employers:	Command Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > We are trying to have a baby and the fertility treatments have been very expensive. If we could pay off our 3 credit cards and have one payment, we would be able to concentrate more on saving money.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,360.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476513	$2,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476513. Member loan 476513 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,267 / month
Current employer:	McKee Marburger & Fagnant PC	Debt-to-income ratio:	21.55%
Length of employment:	1 year	Location:	Lander, WY

Home town:
Current & past employers:	McKee Marburger & Fagnant PC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > This loan is to pay for dental expenses for me and my husband, we don't have dental insurance through my work. We want to get our teeth taken care of before they get worse.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,641.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476524	$5,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476524. Member loan 476524 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	toys r us	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	CLEMENTON, NJ

Home town:
Current & past employers:	toys r us
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > used to consolidate credit and pre pay bills before deploying to iraq Borrower added on 01/16/10 > consolidating my bills before leaving will make things easier because i will only have one bill to pay I will be in Iraq from 28 Jan to 14 Jun

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,972.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 476529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476529	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476529. Member loan 476529 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Bethune-Cookman University	Debt-to-income ratio:	5.94%
Length of employment:	10+ years	Location:	Daytona Beach, FL

Home town:
Current & past employers:	Bethune-Cookman University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > The items placed on my major credit cards were medical expenses that were unexpected. Due to a change in my current medical insurance, my out of pocket expenses grew from 10% to 25%. With the new change and the receipt of the loan I am seeking, I will be able to put aside for such unexpected expenses and not utilize my cc at all.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	80
Revolving Credit Balance:	$14,739.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476557

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476557	$25,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476557. Member loan 476557 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,667 / month
Current employer:		Debt-to-income ratio:	2.47%
Length of employment:	< 1 year	Location:	Dansville, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > We are a young, registered corporation, established to provide real estate investment and management services in the growing areas. We bring to the corporation, years of experience managing numerous employees and educating our selves in the field. We have networked and established relationships with other professionals in this industry and have team members in place to insure success. It is the company's primary mission to provide families and individuals with affordable housing in the local area, and to effectively manage these housing units. There are a great number of bank owned properties available, far below fair market value that will make highly profitable rentals. Do diligence will dictate a good rental or flip option. Flips will be considered in areas where rentals are not as productive. We will rehab homes when necessary. The company intends to not only renovate homes but also to add amenities on an individual basis depending on the needs of the family. The ability to "customize" an existing house, once under contract, is an untapped market that promises great rewards. The company maintains high integrity on all promised timelines and quality assurances. We also assist home owners in finding re-finance options to prevent foreclosure. Additional assistance from investors will provide the boost the company needs to thrive in this growing industry.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,556.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476558	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476558. Member loan 476558 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Apple, Inc	Debt-to-income ratio:	6.23%
Length of employment:	3 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Apple, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I'm just trying to refinance out of a loan I have with CitiFinance. Borrower added on 01/14/10 > I took this loan to pay some unexpected taxes and consolidate some revolving debt, but it has an extremely high interest rate and has a longer term (5 years). These terms allow me to pay off the debt much faster and at a lower cost.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	57
Revolving Credit Balance:	$2,906.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476559	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476559. Member loan 476559 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	INTTRA, Inc	Debt-to-income ratio:	5.25%
Length of employment:	3 years	Location:	Parsippany, NJ

Home town:
Current & past employers:	INTTRA, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > After going over our finances and seeing there didn't seem to be much movement in the reduction of our balances on our credit cards, (even when paying twice or three times the minimum payment) we knew something had to change. At this rate our house would be paid off before the credit cards! We did some research to see what our options might be, crunched the numbers and found that peer to peer lending made the most sense. Looking at our current budget, we pay out over $1000/month towards our credit cards with enough left to pay the household bills. This loan would reduce our payments by $300 per month and save us approx. $10,000 in interest. With the loan term being 3 years we could see a dim light at the end of the tunnel. We know it won't happen overnight, but we also know that it's a step in a direction we want to take. Our payment history is stable, paying our bills on time and keeping them current. I have been at my current position for over 3 years now and with the company doing well I see a long term future there. We have worked hard to get to a position where we aren't playing 'catch up' all the time and are hoping this is the next step to finally getting ahead and beginning to plan for what we want our future to look like.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	36
Revolving Credit Balance:	$14,548.00	Public Records On File:	1
Revolving Line Utilization:	87.60%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 476597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476597	$21,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476597. Member loan 476597 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Trippe Manufacturing Company	Debt-to-income ratio:	17.56%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Trippe Manufacturing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > Pay off a credit card balance. Citibank has increased twice the APR on my balance in the last two years, from 11.99 % to 13.5%, to a current 16.9% and I recently received a letter indicating that effective April 1, 2010, the rate will increase again to 20.25%. The letter also states that I have two choices: 1) Payoff the credit card and close the account 2) Accept the new rate - I have an excellent FICO score and my multiple calls to the bank did not seem to make any difference. I am a responsible borrower and I've never been late on any of my obligations. I made a cash flow analysis and I project to be out of revolving debt in less than 36 months. I requested the loan for three years just to be conservative. I am asking for your help to pay off my obligation with Citibank and lend me the principal at a fixed and reasonable rate. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,386.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476626

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476626	$14,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476626. Member loan 476626 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Plourde, Bogue, Moylan + Marino	Debt-to-income ratio:	16.77%
Length of employment:	5 years	Location:	Coventry, RI

Home town:
Current & past employers:	Plourde, Bogue, Moylan + Marino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,449.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476635

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476635	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476635. Member loan 476635 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,382 / month
Current employer:	Baltimore County Public Schools	Debt-to-income ratio:	6.17%
Length of employment:	7 years	Location:	OWINGS MILLS, MD

Home town:
Current & past employers:	Baltimore County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	37
Revolving Credit Balance:	$4,479.00	Public Records On File:	0
Revolving Line Utilization:	99.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476637

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476637	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476637. Member loan 476637 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,292 / month
Current employer:	CSC	Debt-to-income ratio:	1.74%
Length of employment:	5 years	Location:	FOREST HILLS, NY

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > Reliable borrower, stable employment, need funding for setting up technical consulting services.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	57
Revolving Credit Balance:	$6,642.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476667	$24,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476667. Member loan 476667 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Green Warrior, Inc.	Debt-to-income ratio:	3.70%
Length of employment:	< 1 year	Location:	Laguna Niguel, CA

Home town:
Current & past employers:	Green Warrior, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I am moving across the country for my employer. Employer has pledged to reimburse my expenses after all receipts have been submitted to them. null Borrower added on 01/16/10 > My title is Director of Finance. I have been a consultant for Green Warrior for a year prior to employment. Previously, I have been the Director of Finance for Bushnell Outdoor Products, CFO for a wind development company and management consultant for Arthur Anderso n.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$11,010.00	Public Records On File:	1
Revolving Line Utilization:	49.80%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476683	$12,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476683. Member loan 476683 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	10.81%
Length of employment:	< 1 year	Location:	Atlanta, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	65
Revolving Credit Balance:	$497.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476704	$18,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476704. Member loan 476704 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$29,167 / month
Current employer:	Active International	Debt-to-income ratio:	4.66%
Length of employment:	3 years	Location:	NORWALK, CT

Home town:
Current & past employers:	Active International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > Credit card consolidation loan. Good credit.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,232.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 476706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476706	$9,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476706. Member loan 476706 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	bradco supply	Debt-to-income ratio:	7.13%
Length of employment:	10+ years	Location:	brooklyn, NY

Home town:
Current & past employers:	bradco supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > fleet of 1812

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,276.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476720	$25,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476720. Member loan 476720 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	FMV Opinions	Debt-to-income ratio:	9.36%
Length of employment:	4 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	FMV Opinions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I am a graduate of Parsons Design School. I'm starting a clothing design that uses all eco-friendly fabrics. I'm passionate about clothing and passionate about the environment. Please help me fulfill my dream! The money will be used for production costs that will enable me to sell this clothing on my website! Borrower added on 01/14/10 > I am an excellent candidate for a borrower because not only do I have a stable job and a husband who can support me, but I have found a way to start my business while still working and generating income. You can contact me for my full business plan if appropriate.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$6,049.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476729

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476729	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476729. Member loan 476729 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:		Debt-to-income ratio:	17.86%
Length of employment:	< 1 year	Location:	melville, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$235,868.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476745	$3,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476745. Member loan 476745 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,417 / month
Current employer:	Cisco Systems	Debt-to-income ratio:	13.53%
Length of employment:	3 years	Location:	hudson, NH

Home town:
Current & past employers:	Cisco Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	15
Revolving Credit Balance:	$10,930.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476774	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476774. Member loan 476774 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	at&t	Debt-to-income ratio:	0.63%
Length of employment:	3 years	Location:	cooper city, FL

Home town:
Current & past employers:	at&t
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,818.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476780	$13,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476780. Member loan 476780 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	Midtown Bar & Restaurant LLC	Debt-to-income ratio:	17.50%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Midtown Bar & Restaurant LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I would be using this to consolidate my credit cards and cut down my interest rate. I have never been late on a payment and I am just trying to save money on the interest.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	70
Revolving Credit Balance:	$15,365.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476797	$4,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476797. Member loan 476797 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Horizon Coach	Debt-to-income ratio:	13.24%
Length of employment:	1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Horizon Coach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > thank you Borrower added on 01/17/10 > To buy a good used vehicle so I can get back and forth to work. I am also expecting my first new born baby in Feb, and will like to have a vehicle for my new family also. thank you

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	12
Revolving Credit Balance:	$577.00	Public Records On File:	1
Revolving Line Utilization:	14.10%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 476800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476800	$6,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476800. Member loan 476800 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,283 / month
Current employer:	Owens Corning	Debt-to-income ratio:	16.76%
Length of employment:	3 years	Location:	Kingwood, TX

Home town:
Current & past employers:	Owens Corning
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I am purchasing a home from a family friend over seas, my parents have looked at the home and my auntie will be looking after it for me.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476830	$4,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476830. Member loan 476830 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	vintage electrical	Debt-to-income ratio:	2.96%
Length of employment:	3 years	Location:	brooklyn, NY

Home town:
Current & past employers:	vintage electrical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,742.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476831	$10,900	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476831. Member loan 476831 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	General Mills	Debt-to-income ratio:	18.15%
Length of employment:	2 years	Location:	MINNETONKA, MN

Home town:
Current & past employers:	General Mills
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This loan will be used to pay off a credit card currently at 12%. I have never made a late payment or been in danger of delinquency. I have a solid free cash flow and a savings cushion. I am a financial analyst with my MBA. I work for a very stable company, received a promotion in the last 6 months am I'm not in danger of losing my job. Thanks for considering funding my loan.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,783.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476832	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476832. Member loan 476832 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,072 / month
Current employer:	UC Berkeley	Debt-to-income ratio:	20.26%
Length of employment:	10+ years	Location:	San Francisco, CA

Home town:
Current & past employers:	UC Berkeley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I currently have a balance of $27768.71 on my Amex Blue Card. The balance was $40,158.44 back in July of last year, so I have been religiously paying this down. In October they raised the rate to 15.25% from 7.99%, and I am determined to pay off this card as soon as possible. Along with the increase in APR, Amex has been chasing the balance by lowering my available credit which was once $50,000 dollars. This has caused my credit utilization to shoot up, lowering my credit score. So I thought I give P2P lending a try. I have never missed a payment to any creditor and I don't plan to either. Here is the breakdown of my monthly expenses. Net Monthly Salary $4320 (Gross is $6,071.58) Truck Ins -120.00 Cable/Internet -70.00 House Phone (Voip) -2.00 Cell Phone -80.00 Lunch -120.00 Coffee -20.00 PGE -70.00 Netflix -18.00 Renters Ins -28.00 Rent -770.00 dinner -385.00 savings -100.00 Commute 0 ( have a bus pass that is deducted from Paycheck) Laundry 0 (is included in PGE cost) Left Over $2,537.00 My minimum credit card payments amount to $881.17. This leaves me with $1655.83 each month to pay down my debt obligations faster than just the minimum. I've been at my current position at UC Berkeley for 14 years and barring the complete collapse of state funding for the university, I will be employed for the duration of this loan. If I was to find myself unemployed for some reason, this loan, and the individuals funding it will be top priority. You will be paid before the large banks of the world are. Thank you. Borrower added on 01/14/10 > I currently have a balance of $27768.71 on my Amex Blue Card. The balance was $40,158.44 back in July of last year, so I have been religiously paying this down. In October they raised the rate to 15.25% from 7.99%, and I am determined to pay off this card as soon as possible. Along with the increase in APR, Amex has been chasing the balance by lowering my available credit which was once $50,000 dollars. This has caused my credit utilization to shoot up, lowering my credit score. So I thought I give P2P lending a try. I have never missed a payment to any creditor and I don't plan to either. Here is the breakdown of my monthly expenses. Net Monthly Salary $4320 (Gross is $6,071.58) Truck Ins -120.00 Cable/Internet -70.00 House Phone (Voip) -2.00 Cell Phone -80.00 Lunch -120.00 Coffee -20.00 PGE -70.00 Netflix -18.00 Renters Ins -28.00 Rent -770.00 dinner -385.00 savings -100.00 Commute 0 ( have a bus pass that is deducted from Paycheck) Laundry 0 (is included in PGE cost) Left Over $2,537.00 My minimum credit card payments amount to $881.17. This leaves me with $1655.83 each month to pay down my debt obligations faster than just the minimum. I've been at my current position at UC Berkeley for 14 years and barring the complete collapse of state funding for the university, I will be employed for the duration of this loan. If I was to find myself unemployed for some reason, this loan, and the individuals funding it will be top priority. You will be paid before the large banks of the world are. Thank you.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,170.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476849

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476849	$2,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476849. Member loan 476849 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,867 / month
Current employer:	Level 3 Communications	Debt-to-income ratio:	2.13%
Length of employment:	10+ years	Location:	TULSA, OK

Home town:
Current & past employers:	Level 3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I have 10 years of continuous employment at the same workplace as a network engineer. I have $4194 monthly net income and $2500 non-discretionary expenses each month. I can easily afford the loan payments. The loaned funds will be used to pay for significant auto repairs.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	2
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476851	$3,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476851. Member loan 476851 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,100 / month
Current employer:	sports authority	Debt-to-income ratio:	5.82%
Length of employment:	< 1 year	Location:	easton, PA

Home town:
Current & past employers:	sports authority
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > i have steady income. i will be paying a minimum of 100.00 a month. i am asking for the loan for bill consolidation and trying to go on a vacation with my fiance. we haven't been able to go anywhere because we didn't have enough money.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,549.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476853	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476853. Member loan 476853 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,367 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	19.16%
Length of employment:	10+ years	Location:	Flushing, NY

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > I did use those credit cards to complete my Bachelor degree too.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,018.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476854	$9,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476854. Member loan 476854 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,500 / month
Current employer:	A.L.D.	Debt-to-income ratio:	4.78%
Length of employment:	2 years	Location:	north hills, CA

Home town:
Current & past employers:	A.L.D.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,077.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476858	$9,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476858. Member loan 476858 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,300 / month
Current employer:		Debt-to-income ratio:	8.43%
Length of employment:	< 1 year	Location:	NEW ORLEANS, LA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > can you do it asap. thanks!

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,103.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476917	$4,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476917. Member loan 476917 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Jmh investments	Debt-to-income ratio:	5.03%
Length of employment:	4 years	Location:	Dearborn, MI

Home town:
Current & past employers:	Jmh investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I need to purchase a vehicle and payoff some credit card debt. I have a total of $3000 in credit card debt. Thank You. Borrower added on 01/15/10 > I want to purchase an affordable car under 6K and Its difficult to get a lower rate than the one offered here for such a small loan amount. null Borrower added on 01/15/10 > Thank You Everyone :) This would also build my credit rating as well.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,482.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 476925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476925	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476925. Member loan 476925 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Impact Technologies, LLC	Debt-to-income ratio:	9.13%
Length of employment:	2 years	Location:	Pittsford, NY

Home town:
Current & past employers:	Impact Technologies, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,868.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476939	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476939. Member loan 476939 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:		Debt-to-income ratio:	6.06%
Length of employment:	< 1 year	Location:	kissimmee, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > pay off debt

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	37
Revolving Credit Balance:	$37,804.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476940	$7,200	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476940. Member loan 476940 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	4.94%
Length of employment:	< 1 year	Location:	Melville, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > Hi! I'm a CPA in New York and am looking to refinance my outstanding payables. Thanks!

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,125.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476949	$1,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476949. Member loan 476949 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,625 / month
Current employer:		Debt-to-income ratio:	0.52%
Length of employment:	< 1 year	Location:	Lynn Haven, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > The changes to the credit card industry this past year prompted me to become familiar with P2P borrowing as an alternative to using CC when/if I need funds. As the owner of several rental properties, I have to be prepared. Since I do not use my CC often, and will soon be facing the new CC fees, including the "inactivity fees" my plan is to reduce the number of cards that I have, and use the P2P method instead. Thank you for taking the time to review my loan request. Borrower added on 01/16/10 > Thank you everyone who has funded my loan so far. I am also quite impressed with ease of the Lending Club P2P process.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1968	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	81
Revolving Credit Balance:	$35.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476952	$10,250	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476952. Member loan 476952 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:		Debt-to-income ratio:	7.09%
Length of employment:	< 1 year	Location:	Melville, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I'm looking to consolidate my credit card bills. Thanks for looking!

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$613.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476959	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476959. Member loan 476959 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Basinger's Pharmacy	Debt-to-income ratio:	2.21%
Length of employment:	10+ years	Location:	Shorewood, IL

Home town:
Current & past employers:	Basinger's Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,405.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 476966

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476966	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476966. Member loan 476966 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	American Home Bank	Debt-to-income ratio:	14.72%
Length of employment:	< 1 year	Location:	Pennsville, NJ

Home town:
Current & past employers:	American Home Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > This loan is needed to complete the current renovation of my kitchen. Borrower added on 01/15/10 > GROSS PAY FOR 2009 WAS $292,000. STARTED THIS RENOVATION IN SEPTEMBER AND HAVE PAID $90K WITH $25K LEFT BUT THE WORK HAS STOPPED UNTIL FINAL PAYMENT CAN BE MADE. NEVER BEEN LATE ON A SINGLE BILL. I HAVE WORKED IN THE SAME OFFICE FOR 3+ YEARS BUT JUST CHANGED NAMES IN OCTOBER AND HAVE GROSSED $80K IN 2.5MO. CAN PROVIDE INCOME IF REQUESTED.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,813.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476975	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476975. Member loan 476975 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Coca cola enterprise	Debt-to-income ratio:	16.18%
Length of employment:	3 years	Location:	Arleta, CA

Home town:
Current & past employers:	Coca cola enterprise
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,029.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476976	$5,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476976. Member loan 476976 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Main Street-Santa Ana llc	Debt-to-income ratio:	15.34%
Length of employment:	3 years	Location:	Midland, TX

Home town:
Current & past employers:	Main Street-Santa Ana llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I have been working in this business over 20 years, I am bonded and insured with the City of Midland, My word is my bond, I have never had a compaint on my ethics or work. If you need references just ask. I appreciate the help to make this a profitable venture for all of us.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	47
Revolving Credit Balance:	$1,837.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476983	$17,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476983. Member loan 476983 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	RVi Planning	Debt-to-income ratio:	21.53%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	RVi Planning
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > Citicard is increasing their interest rates so I figure now is a great time to consolidate my debt and start working on becoming debt free.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,285.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476988	$25,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476988. Member loan 476988 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Dobbs Honda	Debt-to-income ratio:	19.75%
Length of employment:	8 years	Location:	Marana, AZ

Home town:
Current & past employers:	Dobbs Honda
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I will be paying off 29% credit card debt with this consolidation loan.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,999.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476992	$9,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476992. Member loan 476992 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Fairlawn Fire Department	Debt-to-income ratio:	14.88%
Length of employment:	5 years	Location:	Akron, OH

Home town:
Current & past employers:	Fairlawn Fire Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > I plan on using the money to pay off two school loans and remodel my bathroom. I am a firefighter and a police officer in the same town. I work a ton of hours and have never missed a bill payment. I put 25% of my paychecks towards my retirement therefor I do not have much liquid assets at this time. I have been working at my job for 5 years and I am not in fear of losing it.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$546.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 476994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476994	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476994. Member loan 476994 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:		Debt-to-income ratio:	12.58%
Length of employment:	< 1 year	Location:	Eatontown, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I plan to use this money towards additional unforeseen expenses such as $7000 for a live band and $2000 towards a photographer.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,876.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476995	$14,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476995. Member loan 476995 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:		Debt-to-income ratio:	17.81%
Length of employment:	< 1 year	Location:	Virginia Beach, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > The purpose of this loan is to lower the interest on my credit card and to get it paid off. Banks have continued to abuse consumers and charge outrageous interest charges. I have a excellent credit rating and pay my bills. Any help is appreciated.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$136,960.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476996	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476996. Member loan 476996 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Chickasaw Nation	Debt-to-income ratio:	20.23%
Length of employment:	9 years	Location:	ADA, OK

Home town:
Current & past employers:	Chickasaw Nation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,121.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 477000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477000	$23,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477000. Member loan 477000 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	BAE Systems	Debt-to-income ratio:	12.34%
Length of employment:	2 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I am currently making all payments on time. My combined interest rates do not allow me to save money. Hence, I want to consolidate my balances for a better financial health. Borrower added on 01/18/10 > There is a missing detail to an answer I gave. That is, the balance on my Citi Financial is $8420.92 at $31.99% with payments of $283.30. See the question and answer below and you will see the Citi Financial balance is missing. Thank you all very much.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,075.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477003	$21,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477003. Member loan 477003 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$60,000 / month
Current employer:	Boulder Pro Photo	Debt-to-income ratio:	2.19%
Length of employment:	10+ years	Location:	commerce city, CO

Home town:
Current & past employers:	Boulder Pro Photo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > 60000.00 is per year. The delinquency was because my interest rate changed so my payment amount changed and my auto bill pay was 5.00 short each month and I never received a paper bill. once I noticed I payed the card off.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	26
Revolving Credit Balance:	$22,357.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477008	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477008. Member loan 477008 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	14.36%
Length of employment:	3 years	Location:	Dallas, TX

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	47
Revolving Credit Balance:	$8,892.00	Public Records On File:	1
Revolving Line Utilization:	25.50%	Months Since Last Record:	31
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477013	$4,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477013. Member loan 477013 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:		Debt-to-income ratio:	22.13%
Length of employment:	< 1 year	Location:	Secane, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,905.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477015

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477015	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477015. Member loan 477015 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	DEFENSE LANGUAGE INSTITUTE	Debt-to-income ratio:	13.50%
Length of employment:	5 years	Location:	MONTEREY, CA

Home town:
Current & past employers:	DEFENSE LANGUAGE INSTITUTE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I am going to use this loan to close my high interest credit card balances and have a single monthly payment. Thank you

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,771.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477019	$21,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477019. Member loan 477019 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:		Debt-to-income ratio:	12.87%
Length of employment:	< 1 year	Location:	Columbia, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > want to buy an Existing UPS store in Maryland. Cost is $225,000 and have $360,000 gross yearly a with $106,000 positive cash flow. Need 10% down payment money rest comes from government small business loan. Thank you for your timely cooperation in this matter Borrower added on 01/16/10 > talked to SBA(Small Business Administration)authorized bank about the UPS store, told me I should not have any problem with my mid credit score of 711 and enough downpayment.The store is 6 years old and located very busy commercial district of Gaithersburg,MD where Huge coporation like Medimmune id located, and house price average of $499,000.00. All I need is a down payment and prove the positive cash flow of $106,000 fron the current store owner, the deal will be most likely done. Thank you.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,897.00	Public Records On File:	1
Revolving Line Utilization:	22.70%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477037	$7,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477037. Member loan 477037 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Sleep Disorder Center of AL	Debt-to-income ratio:	19.00%
Length of employment:	10+ years	Location:	Hueytown, AL

Home town:
Current & past employers:	Sleep Disorder Center of AL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > This is a consolidation of other debts to have one fixed rate payment. Borrower added on 01/17/10 > Although this is a 3 year loan, I plan to pay in full within 18 months.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	24
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477041	$9,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477041. Member loan 477041 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	9.48%
Length of employment:	< 1 year	Location:	CHAUMONT, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I have perfect credit history, with no late pays ever. Thank you.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,105.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477062	$17,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477062. Member loan 477062 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,250 / month
Current employer:		Debt-to-income ratio:	12.34%
Length of employment:	< 1 year	Location:	Cincinnati, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > This loan is to refinance our business lines of credit. We are a business management consultation company, and have been in business since September 2008. We have an excellent personal and business credit score and D&B listing.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1971	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,943.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477071	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477071. Member loan 477071 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:		Debt-to-income ratio:	22.70%
Length of employment:	< 1 year	Location:	Savannah, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I own a maritime/admiralty law firm in Savannah, GA. This is a short-term business loan.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	80
Revolving Credit Balance:	$248,480.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477073	$4,800	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477073. Member loan 477073 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,233 / month
Current employer:	Universal Professional Services	Debt-to-income ratio:	5.35%
Length of employment:	7 years	Location:	Sylmar, CA

Home town:
Current & past employers:	Universal Professional Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$837.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 477119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477119	$6,500	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477119. Member loan 477119 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:		Debt-to-income ratio:	19.92%
Length of employment:	< 1 year	Location:	Akron, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > This loan is also listed over at another peer to peer site, I will only take the one with the lowest interest rate. I dont plan on taking both loans. This loan will be used to payoff my current lending club account and the remaining funds will be used in purchasing another business. We operate a small convience store located in Canton,Ohio. My famaily has owned this store for 34 years, My wife and I have owned it on paper for 3 years and have been operating it for the past 4 years. We do a tremendous business and have doubled our sales since taking over the business. We totally revamped the store moved fixtures and added tons of new products since we started. Now we are looking at another location and after looking at tons of stores over the last year and a half we feel we have found the perfect store. It is a drivethur convience store (popular in ohio) located off the exit of a major highway (I-77) and within blocks of a major college. The current owner has had 2 hip replacements this year and is looking at selling as quickly as possiable. The current owner has had this location for 6 years and this is the first store he has ever ran or managed. The current business is doing okay and is profitable but it's product offerings need to be revamped and updated. This drivethur manily sells beer and they havent put many other products in. They have there beer and cigarettes priced higher than the competition and with the high prices and small product offering they are missing a big part of the market. I have done due dillengence on this property and we feel we can double the sales in the next 3 to 4 years. Now I just need the 17,000 for the down payment on the business. The owner has agreed to fiance the remaing part of the deal. I have the funds to update the business and buy inventory. We have a plan of action that will generate new customers and help expand the buiness to it's full potential. My financial situation: I am a good candidate for this loan because??? I have the funds to pay for the loan even if this new business fails. The business that I am buying has been around for the past 20 years. They just are not running it to its full potentinal. I have good credit pay my bills on time. I have very litttle debt and currently own a thriving convience store. Borrower added on 01/18/10 > Just to Give everyone an update, I withdrew my loan request off of prosper. It was going nowhere over there. Thanks!

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	57
Revolving Credit Balance:	$2,530.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477123	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477123. Member loan 477123 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	0.80%
Length of employment:	< 1 year	Location:	Kaysville, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1973	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477146	$5,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477146. Member loan 477146 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,109 / month
Current employer:		Debt-to-income ratio:	13.28%
Length of employment:	< 1 year	Location:	Virginia, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,278.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477147	$22,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477147. Member loan 477147 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Liberty CDS inc	Debt-to-income ratio:	17.28%
Length of employment:	6 years	Location:	philadelphia, PA

Home town:
Current & past employers:	Liberty CDS inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I am currently seeking start up funds to begin a telecommunications installation and service company based in Philadelphia, PA. With 10 years of experience in the field I will be migrating staff and knowledge to this new company staying specifically in the field that we are currently in servicing and selling the same products Borrower added on 01/16/10 > MANAGEMENT TEAM Summit Communications management will consist of the owner. The management of this newly formed company will be more focused on the direction of the company and meetings on how to get there. With the current staff selected, the need to manage individuals is not a primary concern as the Summit team has been working successfully together for years and many roles and responsibilities will stay similiar to previous position. With our profit sharing and share ownership in the company, each individual will work hard for the bottom line and success of the company as all are owners. C. MANAGEMENT TEAM GAPS None foreseen at this time D. PERSONNEL PLAN Summit Communications Inc will initially consist of 3 full time members. Due to the type of industry large products can be completed with the assistance of temporary workers as long as it is managed by company. The primary target audience of our company will easily be able to be sustained by current staff. All standard company positions in this industry are accounted for as well as dioubled in most cases doubled Borrower added on 01/16/10 > EXECUTIVE SUMMARY A. OBJECTIVES Provide small to mid-sized business with quality communications products. Be the single point of contact for all customer communications needs. Provide the small to mid-sized customer with the time and attention they deserve. B. MISSION Summit Communications is dedicated to providing client-driven, performance-enhancing communications solutions, we view every relationship as a partnership in which we are viewed as a strategic value-added resource delivering our products and services properly time after time without fail. C. KEYS TO SUCCESS Employ Experienced Industry Professionals Competitive Pricing Structure Company Location Build and Retain solid customer base Ability to adapt to ever changing industry trends Borrower added on 01/16/10 > B. MANAGEMENT TEAM Summit Communications management will consist of the owner. The management of this newly formed company will be more focused on the direction of the company and meetings on how to get there. With the current staff selected, the need to manage individuals is not a primary concern as the Summit team has been working successfully together for years and many roles and responsibilities will stay similiar to previous position. With our profit sharing and share ownership in the company, each individual will work hard for the bottom line and success of the company as all are owners. C. MANAGEMENT TEAM GAPS None foreseen at this time D. PERSONNEL PLAN Summit Communications Inc will initially consist of 3 full time members. Due to the type of industry large products can be completed with the assistance of temporary workers as long as it is managed by company. The primary target audience of our company will easily be able to be sustained by current staff. All standard company positions in this industry are accounted for as well as doubled in most cases doubled

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,429.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477152	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477152. Member loan 477152 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Architectural Products of Virginia	Debt-to-income ratio:	23.54%
Length of employment:	10+ years	Location:	RICHMOND, VA

Home town:
Current & past employers:	Architectural Products of Virginia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > I am recently separated and getting back on my feet. She kept the house in the sururbs and I am now in a condo in the city.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	38
Revolving Credit Balance:	$28,045.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477190	$14,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477190. Member loan 477190 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,792 / month
Current employer:	cruise vacations	Debt-to-income ratio:	23.26%
Length of employment:	10+ years	Location:	NEWARK, DE

Home town:
Current & past employers:	cruise vacations
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I plan to consolidate credit card debt and have only one monthly lower payment. Thank you!

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,902.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477195	$4,700	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477195. Member loan 477195 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,648 / month
Current employer:	Wal-Mart Associates Inc.	Debt-to-income ratio:	21.30%
Length of employment:	6 years	Location:	NEWPORT NEWS, VA

Home town:
Current & past employers:	Wal-Mart Associates Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > i really need help getting money to pay off these credit cards, i am paying about $150 a month now on all my credit cards. I am trustworthy and will have no problem repaying my loan. I am trying to do what's best for my family so we can lead a debt free life. Borrower added on 01/16/10 > I have a car payment and my utilities every month and thats it, my wife also works to provide income, there wasnt anywhere to list that in my profile though, just thought that might give potential investors some comfort. Borrower added on 01/16/10 > I have been with my job for almost 6 years, actually 6 years Feb. 10th. It is a very secure job, and my total monthly expenses total about $1500.00 a month, rent is $550.00, Truck is $280, insurance is $110, Cell Bill is $120, Electric and water is $115 (water included with rent), Cable is $120, food and gas about $300. Borrower added on 01/16/10 > The money is going straight to my creditors, i want no more plastic! Borrower added on 01/16/10 > Any surplus money I have after bills are paid, go to our future home and extra things we want to do, my wife and I are not charging anything when we go out, so if we dont have cash we dont get it! Plus we have two dogs as well, and they require shots and doctor visits too, plus if anything else comes up like an emergency situation, we have money to take care of things.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,638.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477196	$4,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477196. Member loan 477196 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	MBUSA	Debt-to-income ratio:	3.94%
Length of employment:	9 years	Location:	clifton, NJ

Home town:
Current & past employers:	MBUSA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > Solid payment history and long employment background. My son is getting married in 3/2010, and I would like to do my part for the wedding expenses. I have enough money to pay my part, but want to use this loan instead - I believe it is wiser to keep my current savings/cash for emergency usage only. Thank you,

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,125.00	Public Records On File:	1
Revolving Line Utilization:	12.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477220	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477220. Member loan 477220 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Department of Defense	Debt-to-income ratio:	10.70%
Length of employment:	1 year	Location:	Lanham, MD

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > This loan will be used as stand-by emergency funds on my first home purchase. The house is 6 years old is close to work and will facilitate my usual one hour commute. I'm a good borrower because I honor my payments and will most likely repay this money before the loan term expires. I'm estimating within a year or so as I get a good grasp of associated costs of a new home. My primary source of income is my job, I make good money as an engineer, I have recently earned my master's degree and have been working for a year to date. My job is very stable and guaranteed; I work for the Department of Defense. I have a valued position and I expect to rise up quickly. I make grossly over $5000 before tax per month. A little over $3500 is paid to me. My current rent is $750 plus utilities. I'm expecting to have the mortgage total bellow $1500 when I close on the home in February. I'm expecting my utilities to be about $100-$300 per month (because of my work schedule and also because I travel for work often so I will only be home on nights and weekends). My total student loans payment is less than $300 per month and I budget to spend between $100-$300 on food and leisure (which is my current budget; I buy in whole sale and cook at home). I will not have any credit cards payment and will put them all away for two years after I move in. So I will have around $1000 to save each month in addition to travel compensation totaling around $500-$1000 per month. Of the budgeted $2000 saving, I will be making payments of $412 for this emergency loan. I will still be able to save plenty of money for future needs.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$5,849.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477247	$21,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477247. Member loan 477247 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,465 / month
Current employer:	Kapstone Charleston Kraft LLC	Debt-to-income ratio:	4.84%
Length of employment:	10+ years	Location:	GOOSE CREEK, SC

Home town:
Current & past employers:	Kapstone Charleston Kraft LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Due to divorce, I had to shutdown my sailing business, and sell all boats. Needing to consolidate debt for short term, vs, long term paying and interest rates.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477250	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477250. Member loan 477250 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Lahey Clinic	Debt-to-income ratio:	21.04%
Length of employment:	2 years	Location:	Beverly, MA

Home town:
Current & past employers:	Lahey Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Using this loan to pay off credit card debt.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,901.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477259	$14,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477259. Member loan 477259 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,470 / month
Current employer:	ELITE GLOBAL MEDIA CORP	Debt-to-income ratio:	8.57%
Length of employment:	10+ years	Location:	WEST HOLLYWOOD, CA

Home town:
Current & past employers:	ELITE GLOBAL MEDIA CORP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > As you can see from my credit history...I have always paid my debt on time and never ever fail dating back to 1968. I say a sure deal because I am a home owner that owns a house worth over hald a million dollars in which is paid in full free and clear. I have secure employment as a key figure in the operations and have done so for years. --- Stability with Credit score at 709 FICO, Employment, and Assets...this is why I say i am "A SURE DEAL". I thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1968	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,448.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 477265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477265	$21,125	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477265. Member loan 477265 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Mechanical Inc	Debt-to-income ratio:	18.33%
Length of employment:	10+ years	Location:	Winnebago, IL

Home town:
Current & past employers:	Mechanical Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Loan proceeds will be used to consolidate 2 credit cards (used primarily to finance part-time graduate school education -- MBA degree, May 2010.) Recently paid for last tuition bill, and looking to roll debt into fixed rate, installment loan with definite maturity date. Other than these 2 revolving debts, I also owe the following to creditors: Mortgage #1: $284.93 weekly EFT ($110,051 balance) Mortgage #2: $126.10 weekly EFT ($40,449 balance) Vehicle Loan: $530.27 monthly EFT ($14,801 balance) Prosper.com Loan: $156.20 monthly ($1,350 balance) Tires Plus CC: $52 monthly ($1,246 balance) ING Direct Bank LOC: $varies ($800 balance) *No payment every made late. My current major assets are as follows: Sharebuilder Roth IRA: $1,176 (balance on 01/15/10) Employer 401(k) plan: $70,030 (balance on 01/15/10) Union Pension: 13 years credit & growing (matures in 2028) Home recently appraised at following values: $135,000 (sales comparison approach); or $142,000 (Cost approach). Credit score as of 10/01/2009 was 713 per TransUnion.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,158.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477281	$24,250	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477281. Member loan 477281 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,339 / month
Current employer:	Verizon Business Ntwrk Svcs Inc	Debt-to-income ratio:	15.72%
Length of employment:	10+ years	Location:	EMERYVILLE, CA

Home town:
Current & past employers:	Verizon Business Ntwrk Svcs Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Hello, I plan to use this loan to consolidate debt, I have been steadily employed by Verizon Business for 11 years. Thank you.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	43
Revolving Credit Balance:	$31,710.00	Public Records On File:	1
Revolving Line Utilization:	93.50%	Months Since Last Record:	23
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477291	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477291. Member loan 477291 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Raytheon Company	Debt-to-income ratio:	10.43%
Length of employment:	5 years	Location:	Corona, CA

Home town:
Current & past employers:	Raytheon Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I plan to use this money to buy a mobile home in Huntington Beach, CA. I can finally have a place to call home. I have always paid my rent on time with no evictions. I have made up a budget plan to help me pay off all my debtors and be free of all debts by 2013; I have a second job at night four nights a week to help me accomplish this pledge. God has been good to me and has blessed me with a wonderful job that I have been with for five years, and plan on retire with.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	69
Revolving Credit Balance:	$12,808.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477294	$24,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477294. Member loan 477294 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	NYC Charter High School	Debt-to-income ratio:	10.42%
Length of employment:	2 years	Location:	BRONX, NY

Home town:
Current & past employers:	NYC Charter High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Thank you. Borrower added on 01/17/10 > I wanted to start by thanking you for your interest and for taking time by asking a question and far more for reading my reply to your question. I understand your question, but I want to give you a little more details. My monthly obligations / Loan to be use are as follow: 1. The car payment in which it will be pay off the amount is $17,500 with the requested amount. This will cut the vehicle???s insurance to half. 2. Pay off my vehicle insurance for the rest of the years to come, and this will allow me to increase the monthly percent on my retirement plan that it will be use towards the house down payment together with what I already saved outside my retirement plan. 3. Currently I am in participating in a governments program for housing, and every September I receive a 4% raise and I just got another 4% raise for completing my BS last December 2009. These increases will cause increases in my monthly rent and after I finish my Master it will mean the termination of the program, which is not a problem but I refuse to pay a huge dwelling amount unless is for my own place. 4. The rest either I pay must of the students loans which I do not start paying yet, or use it to increase the house down payment amount. It will definitely not going to be use to buy tv, expensive clothes or just throw away. I do not have the time. I am as well a full time graduate school student as well. Regardless of the outcome, there is something I must say: I am glad for all the knowledge obtained in college that are showing me to make better decisions in life. Borrower added on 01/18/10 > I thank everyone for the fundings so far, this is a big step for me. I am so happy for the knowledge gained and I can't wait to achieve my plans/goals for a brighter future. It feels good to finally being in charge of one's affairs with wisdom.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	54
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 477332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477332	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477332. Member loan 477332 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Grifols Biologicals	Debt-to-income ratio:	2.35%
Length of employment:	9 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Grifols Biologicals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This will be used toward my new Subaru. I will be paying this loan back within 2 years. I make about $3200 net income per month and approx. $1000 is used for rent and support for my parents. I work in the pharmaceutical sector and during these tough economic times our industry has fared very well. I would like to thank you for your consideration on my loan application. null Borrower added on 01/18/10 > I work in MFG and plasma related processes in my work.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	33
Revolving Credit Balance:	$71.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477333	$7,800	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477333. Member loan 477333 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,625 / month
Current employer:	Walker Art Center	Debt-to-income ratio:	15.45%
Length of employment:	5 years	Location:	Saint Paul, MN

Home town:
Current & past employers:	Walker Art Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > The funds provided here would simply be used to pay education related expenses during my tenure at the University of Minnesota. I'm receiving an inheritance in excess of the amount requested, but don't want to spend it all at once, however, rest assured I would be able to use this to pay off the loan should any financial crisis occur.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	5
Revolving Credit Balance:	$3,910.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 477388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477388	$1,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477388. Member loan 477388 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Lifequote	Debt-to-income ratio:	15.04%
Length of employment:	< 1 year	Location:	wheeling, IL

Home town:
Current & past employers:	Lifequote
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > using as to consolidate credit card bills Borrower added on 01/17/10 > I am starting a new inside sales position after 7 months being unemployed. I researched the position carefully, looking for just the right opportunity. This combines all of my talent and training while permitting me to work more efficently with customers. They contact you via the internet vs you travelling and spending time and resources to reach them. The position has a base 30K annually and 22% of all life premium sold plus benefits. You will get paid, my plan is to pay off the loan in 120 days as my first cases are paid. In the meantime I will follow the established pay schedule. I need your belief in my long established record of paying all of my debts. Borrower added on 01/17/10 > The period of unemployent after my layoff from a major insurance carrier has been the toughest of my career. I have been along term employee anywhere I have been. I love my current position and feel I will be an asset for a long time to come. I just need someone to step up and make the loan so I can reorganize my debt. Borrower added on 01/17/10 > I want to thank each person that invested so far. I really need to get to 100% funded so come on. You are making a difference here. Borrower added on 01/17/10 > Wow, 7 investors. Never was faith in me so welcome!!! Borrower added on 01/17/10 > Thank you to the 14 investors supporting my request. We are getting there together.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	27
Revolving Credit Balance:	$949.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477405	$7,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477405. Member loan 477405 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:		Debt-to-income ratio:	15.60%
Length of employment:	< 1 year	Location:	Pembroke Pines, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This loan will be used to hire independent contractors during the tax season. I have over 1000 individual tax return clients and 200 business tax returns clients. I need to hire additional contractors to assist during the. I am certain the cash flow will come since my business is a recession proof industry. I am a good candidate for this loan because I have been a Certified Public Accountant (???CPA???) since 1997. I worked at KPMG for two years prior to starting my first CPA practice with a partner. My original partner bought me out 5 years later, and I am now running my own CPA practice as a sole practitioner. I am very conservative by nature and training. null

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112,748.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477418	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477418. Member loan 477418 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Pfizer	Debt-to-income ratio:	17.06%
Length of employment:	5 years	Location:	New City, NY

Home town:
Current & past employers:	Pfizer
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I am a hard working professional (scientist) who needs to get out from under the four credit cards I currently have. My intention, if I receive funding, is to completely pay off the credit card balance (currently it is $19,500, and I will use my savings to cover the difference) and close the cards. Borrower added on 01/17/10 > I accumulated the debt while attending Syracuse University for my Master's degree, and then not obtaining full-time/permanent employment until almost a year later. I have always paid all my bills on time (or ahead of time), even when I was struggling after completion of my Masters. If given this opportunity to pay off my credit cards and focus on a single payment each month, I will not squander the blessing. Borrower added on 01/18/10 > After receiving the question about my balances and APRs, I called my credit card companies when I got home from work. I was incorrect on my CapitalOne and HSBC APRs - which are now at 24.9 and 30.4 respectively. Apologies for the previous incorrect information (and all the more reason I would like to obtain a fixed rate loan, rather than the credit cards).

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,697.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477432	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477432. Member loan 477432 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:		Debt-to-income ratio:	8.10%
Length of employment:	< 1 year	Location:	Fort Lauderdale, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,300.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477433	$19,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477433. Member loan 477433 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Battelle Memorial Institute	Debt-to-income ratio:	11.17%
Length of employment:	4 years	Location:	VIRGINIA BEACH, VA

Home town:
Current & past employers:	Battelle Memorial Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Monthly Budget allows for a $700 a month payment for this loan. Stable job with recent promotion. Funds are part of an addition to house.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	45
Revolving Credit Balance:	$22,294.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477471	$2,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477471. Member loan 477471 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	Staples	Debt-to-income ratio:	22.82%
Length of employment:	7 years	Location:	GOSHEN, NY

Home town:
Current & past employers:	Staples
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Loan description - Home improvement loan, extremely satable job and income. Your assistance is greatly appreciated.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$59,509.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477477	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477477. Member loan 477477 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,815 / month
Current employer:	Catholic Health Initiatives	Debt-to-income ratio:	17.16%
Length of employment:	1 year	Location:	Hastings, NJ

Home town:
Current & past employers:	Catholic Health Initiatives
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,826.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477482	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477482. Member loan 477482 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	amphenol aerospace	Debt-to-income ratio:	9.56%
Length of employment:	10+ years	Location:	SIDNEY, NY

Home town:
Current & past employers:	amphenol aerospace
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,810.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477486	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477486. Member loan 477486 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,982 / month
Current employer:	Bryn Mawr Rehabiliation Hospital	Debt-to-income ratio:	17.58%
Length of employment:	2 years	Location:	MALVERN, PA

Home town:
Current & past employers:	Bryn Mawr Rehabiliation Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477515	$13,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477515. Member loan 477515 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	US Treasury	Debt-to-income ratio:	7.47%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:
Current & past employers:	US Treasury
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This application for a loan is due to the extreme interest rates the credit card company has placed on my accounts. The bank has no interest in working with me to lower my rates despite the fact that I have never missed a payment or went over the limit. All the credit cards I have paid off have remained at a zero balance. I welcome questions from future investors regarding my loan request. Thank you for your time.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,344.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477519

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477519	$4,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477519. Member loan 477519 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	IESCO	Debt-to-income ratio:	11.87%
Length of employment:	3 years	Location:	REDONDO BEACH, CA

Home town:
Current & past employers:	IESCO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Do you ever do things without thinking? Every once in a while I screw up, and well looks like I ended up here ??? The inspection industry is always slow at the beginning of the year while companies decide what they want us to do - February begins normal operations yet again; just need to make it through the end of this month ??? I have a beach front apartment in Los Angeles, a $48,000 car, and I made $110,000 last year ??? I???m not stupid; definitely not going to screw anyone over on this ??? Just need to pay a couple bills before I get my W2s - Borrower added on 01/17/10 > Don't know how the a with square things got in there, but it makes me look like I'm from Nambia - I'm really from the beach - Windows 7 was my idea -

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,254.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477530	$7,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477530. Member loan 477530 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$81,250 / month
Current employer:		Debt-to-income ratio:	9.43%
Length of employment:	< 1 year	Location:	LOS ANGELES, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I am West L.A Attorney that has a daughter that just graduated highschool. My gift to her is a trip to Europe. I would like my son to go with her because it isnt safe for a young girl to be alone. This is going to be quite costly. Most of my additional funds are tied in investments and CD's...so this will help pay for some of the expenses for this memorable trip for her.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	34	Months Since Last Delinquency:	10
Revolving Credit Balance:	$20,310.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477532	$14,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477532. Member loan 477532 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Hot Topic Inc	Debt-to-income ratio:	16.34%
Length of employment:	6 years	Location:	Pomona, CA

Home town:
Current & past employers:	Hot Topic Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I would like to end the seemingly never ending payments to my credit cards and cancel as many as I can once they are paid off.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	51
Revolving Credit Balance:	$11,889.00	Public Records On File:	1
Revolving Line Utilization:	54.80%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477534	$24,250	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477534. Member loan 477534 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Treasure Coast Infectious Disease	Debt-to-income ratio:	6.36%
Length of employment:	10+ years	Location:	VERO BEACH, FL

Home town:
Current & past employers:	Treasure Coast Infectious Disease
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Hardworking doctor with secure job digging out from credit card debt

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	53
Revolving Credit Balance:	$40,029.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477538	$7,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477538. Member loan 477538 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	apex financial consulting	Debt-to-income ratio:	6.60%
Length of employment:	3 years	Location:	sunrise, FL

Home town:
Current & past employers:	apex financial consulting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,214.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477548	$25,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477548. Member loan 477548 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Hanson Aggregates	Debt-to-income ratio:	13.82%
Length of employment:	6 years	Location:	Nipomo, CA

Home town:
Current & past employers:	Hanson Aggregates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Using funds to consolidate credit card/loan/medical debt to breath easier and simplify life. Borrower added on 01/17/10 > Funds to be used for consolidation of credit card/loan/medical debt and to simplify life.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,811.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477567	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477567. Member loan 477567 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Las Vegas Hilton	Debt-to-income ratio:	8.46%
Length of employment:	5 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Las Vegas Hilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I plan to use my funds in a variety of avenues such as home improvement, educational expenses and debt modification. I have been with my employer for over 5 years and am very satisfied with my job. I will be more then willing to answer any questions you may have. Thanks for your time.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	60
Revolving Credit Balance:	$3,088.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477569	$8,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477569. Member loan 477569 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,200 / month
Current employer:	HR Block	Debt-to-income ratio:	2.09%
Length of employment:	4 years	Location:	gahanna, OH

Home town:
Current & past employers:	HR Block
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I need money to get dental work.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1976	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,298.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477577	$3,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477577. Member loan 477577 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	united states postal service	Debt-to-income ratio:	3.71%
Length of employment:	10+ years	Location:	Tiffin, OH

Home town:
Current & past employers:	united states postal service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Paying for sons 2nd sons first year in technical schooling.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,413.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461884	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461884. Member loan 461884 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:		Debt-to-income ratio:	8.97%
Length of employment:	< 1 year	Location:	Interaken, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Thank you for supporting my loan. Borrower added on 01/18/10 > Thanks for looking at my loan here is a little of why I need it. I am an independent contractor for website development. During a recession I have kept my job and increased my work, but getting a mortgage is harder than ever from the banks. I have work guaranteed for the year and I have 50K for my condo, but as a contractor the mortgage process has gotten much harder after the banking crisis. I need these additional funds too buy the condo outright condo.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,051.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 470125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
470125	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 470125. Member loan 470125 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	Equant	Debt-to-income ratio:	6.90%
Length of employment:	10+ years	Location:	MARIETTA, GA

Home town:
Current & past employers:	Equant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > This loan will hlep finish the basement and add energy efficient materials (windows, doors, appliances). I expect at least 25% drop in my utility bill and of course an increase in the value of my home

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	11
Revolving Credit Balance:	$22,180.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 474431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474431	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474431. Member loan 474431 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Five-Star AudioVisual	Debt-to-income ratio:	21.41%
Length of employment:	< 1 year	Location:	HUNTINGTON BEACH, CA

Home town:
Current & past employers:	Five-Star AudioVisual
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1969	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,276.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474990	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474990. Member loan 474990 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	IBM	Debt-to-income ratio:	13.87%
Length of employment:	5 years	Location:	Austin, TX

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Loan Details: 1. Loan funds will be used to consolidate 2 credit cards. 2. My current total monthly payments to the cards is more than the proposed monthly payment on this requested loan. 3. Employment is stable - customer facing position at IBM.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	77
Revolving Credit Balance:	$11,179.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475480	$21,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475480. Member loan 475480 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Renesas Technology America	Debt-to-income ratio:	7.91%
Length of employment:	4 years	Location:	Mountain View, CA

Home town:
Current & past employers:	Renesas Technology America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > My job is very stable (same semi-conductor company for more than 4 years) and I am in charge of product and business development for a unique high growth technology). My credit score is excellent: around or above 750. This loan will be reimbursed fast, within 12 months, as per our business model for this new business I am starting with a very experienced veteran in the real estate market. We want to make good use of this service from LendingClub with repeat (small) amount borrowings repaid fast to leverage the huge opportunities offered in the real estate market now.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,864.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477446	$6,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477446. Member loan 477446 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,958 / month
Current employer:	WebMediaBrands	Debt-to-income ratio:	0.76%
Length of employment:	3 years	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:	WebMediaBrands
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > This loan will be for debt consolidation. null

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	67
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477494	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477494. Member loan 477494 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	2.18%
Length of employment:	< 1 year	Location:	new brunswick, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I plan to use this loan to fund my daughters college education. I have been able to pay for my first two daughters' education in full and I would like to do that for my third daughter as well. All three of them are currently in school at the same time so I need some help. I have very stable income. I have income from rental units and I make over 60K+ a year in interest from CD Accounts.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,509.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477502	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477502. Member loan 477502 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Antioch Auto Body	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	PITTSBURG, CA

Home town:
Current & past employers:	Antioch Auto Body
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Always pay off my debts.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 477531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477531	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477531. Member loan 477531 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	horsham township	Debt-to-income ratio:	16.79%
Length of employment:	10+ years	Location:	north wales, PA

Home town:
Current & past employers:	horsham township
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,605.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477585	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477585. Member loan 477585 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	NYC Police Department	Debt-to-income ratio:	11.13%
Length of employment:	7 years	Location:	RONKONKOMA, NY

Home town:
Current & past employers:	NYC Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I am a father of two young children under the age of 4, who is trying to consolidate his debt so that I can pay it down sooner and then focus on his next big step in life and purchase a home. I am a municipal worker and have been at the same job for 7 years. I have a gross income of roughly $8,000/mo and have a credit worthy history. Borrower added on 01/18/10 > I am a father of two young children under 4 and plan to use this loan to consolidate my debt and prepare to purchase a home in the near future. I have a worthy credit history and a steady job working for a local municpality which I've been at for 7 years. My monthly income is roughly 8,000 dollars, prior to taxes.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477627	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477627. Member loan 477627 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	macys	Debt-to-income ratio:	10.37%
Length of employment:	3 years	Location:	baytown, TX

Home town:
Current & past employers:	macys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I am a great borriwer because I always honor my commitment. good Credit is also important .

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	70
Revolving Credit Balance:	$8,301.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477639	$5,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477639. Member loan 477639 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,316 / month
Current employer:	Dept Of Education PS 127 Q	Debt-to-income ratio:	3.31%
Length of employment:	8 years	Location:	SUNNYSIDE, NY

Home town:
Current & past employers:	Dept Of Education PS 127 Q
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Thank You for your help.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,860.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477648	$4,300	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477648. Member loan 477648 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Hitachi Data Systems	Debt-to-income ratio:	17.63%
Length of employment:	4 years	Location:	WARRINGTON, PA

Home town:
Current & past employers:	Hitachi Data Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	58
Revolving Credit Balance:	$15,050.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477656	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477656. Member loan 477656 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,191 / month
Current employer:	Swank Audio Visuals	Debt-to-income ratio:	14.98%
Length of employment:	5 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Swank Audio Visuals
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,060.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477691	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477691. Member loan 477691 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Temecula Creek Christian Fellowship	Debt-to-income ratio:	21.77%
Length of employment:	3 years	Location:	Murrieta, CA

Home town:
Current & past employers:	Temecula Creek Christian Fellowship
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Using this loan to consolidate debt for my new family.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	28
Revolving Credit Balance:	$7,263.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477692	$10,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477692. Member loan 477692 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	st. joseph hospital	Debt-to-income ratio:	6.70%
Length of employment:	3 years	Location:	skokie, IL

Home town:
Current & past employers:	st. joseph hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,956.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477703	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477703. Member loan 477703 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	AT&T	Debt-to-income ratio:	4.59%
Length of employment:	10+ years	Location:	MARYLAND HEIGHTS, MO

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,480.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477719	$14,900	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477719. Member loan 477719 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,908 / month
Current employer:	Sughrue Mion PLLC	Debt-to-income ratio:	12.00%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	Sughrue Mion PLLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Consolidating debt accrued from financing 100% of my undergraduate degree and from 8 months of unemployment. I will be applying for law school for Fall 2011 and paying off these debts will assist in achieving this goal. Borrower added on 01/18/10 > I plan on attending law school part-time and working fulltime at the law firm. Borrower added on 01/18/10 > I plan on attending law school part-time while working fulltime at the law firm. Borrower added on 01/18/10 > How you plan to use these funds: The funds will pay off the credit cards used mainly during my unemployment of 8 months. This was the only time I've ever been delinquent on any credit card statements/loans. Since then the interest rates of the cards have been 25% or higher. What makes you a good borrower: I've had 2 car loans ($7000 and $19,000) in the past and those payments were paid on time. Lloan payments were completed on both. Monthly Budget: 1200 rent (includes all utilities) Verizon Wireless $50/monthly and Sallie Mae student loans $109/monthly. How stable your job is: I've been working at the law firm for 2 years in the IT department. The IT department is stable and no layoffs. My job history is very stable, last job was there for 7 years.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	28
Revolving Credit Balance:	$15,445.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477723	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477723. Member loan 477723 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	9.03%
Length of employment:	< 1 year	Location:	winterville, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Just wanted to say thank you in advace for your consideration.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,025.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477741	$24,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477741. Member loan 477741 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Walgreens	Debt-to-income ratio:	15.69%
Length of employment:	5 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,065.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477791	$13,900	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477791. Member loan 477791 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,950 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	24.05%
Length of employment:	< 1 year	Location:	Patchogue, NY

Home town:
Current & past employers:	Ernst & Young LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Income listed does not include my wife's annual income of 45K. We are looking to consolidated all our credit card balances (6,500) and a personal loan owned to CitiFinancial (7,400) for our wedding this past May. Citi's current interest is 29% (extremely high, but love called). I work in Advisory Services with Ernst & Young LLP and my wife is a resume analyst with The Ladders.com (if you're looking for a 100K plus position up them look). Hope you can help us as we continue to move in a stronger financial direction. With Love, A & M

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,061.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 477797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477797	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477797. Member loan 477797 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Ann Taylor	Debt-to-income ratio:	13.52%
Length of employment:	< 1 year	Location:	PERTH AMBOY, NJ

Home town:
Current & past employers:	Ann Taylor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Debt Consolidation loan for 3 credit cards

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,056.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477801	$7,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477801. Member loan 477801 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	University of the Sciences in Phila.	Debt-to-income ratio:	12.95%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	University of the Sciences in Phila.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Trying to get all of my credit card debt paid off in the next year (or year and a half). Am convinced it will absolutely happen. Borrower added on 01/18/10 > I plan to consolidate some of my higher-interest credit card debt so that I can work towards paying all of my credit card debt off within the next 1.5-2 years. I am an excellent borrower and am never late with my monthly payments. I have had the same job for the past 5.5 years and have rental income coming in to supplement my family's monthly expenses. In addition, I plan on earning some extra income in the next several months by working for the 2010 Census to help pay off my debt even faster.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,035.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477823	$18,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477823. Member loan 477823 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Delta Bank	Debt-to-income ratio:	4.64%
Length of employment:	10+ years	Location:	Flushing, NY

Home town:
Current & past employers:	Delta Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I would like to pay off my credit card loans and consolidate into one loan. Thank you.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,347.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477830	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477830. Member loan 477830 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$100,000 / month
Current employer:	Pismo Beach Police Department	Debt-to-income ratio:	1.29%
Length of employment:	10+ years	Location:	Pismo Beach, CA

Home town:
Current & past employers:	Pismo Beach Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,057.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477832	$13,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477832. Member loan 477832 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,200 / month
Current employer:	U.S. Government	Debt-to-income ratio:	11.70%
Length of employment:	10+ years	Location:	Castle Rock, CO

Home town:
Current & past employers:	U.S. Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Hello, and thank you for looking at my loan listing. This loan will pay off a couple of debts that are due at a higher rate of interest and will therefore reduce my monthly payments. It will also pay off an Allen organ that I am purchasing. I am a church organist and will use the organ to practice at home because church is a distance from my home. I am also planning on teaching organ, and so this will become a business expense. I have already paid $11,000 on it and owe $6,500 on it. Thank you again!

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,040.00	Public Records On File:	1
Revolving Line Utilization:	91.80%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477839	$13,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477839. Member loan 477839 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,176 / month
Current employer:	U.S. Department of Veterans Affairs	Debt-to-income ratio:	22.54%
Length of employment:	< 1 year	Location:	Muskogee, OK

Home town:
Current & past employers:	U.S. Department of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,813.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477864	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477864. Member loan 477864 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	6.72%
Length of employment:	< 1 year	Location:	glenwood springs, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Getting started on new career!

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	65
Revolving Credit Balance:	$4,070.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477865	$9,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477865. Member loan 477865 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Kerns Manufacturing	Debt-to-income ratio:	11.74%
Length of employment:	3 years	Location:	Long Island City, NY

Home town:
Current & past employers:	Kerns Manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,456.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477872	$13,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477872. Member loan 477872 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	PACIFIC AMBULANCE	Debt-to-income ratio:	14.93%
Length of employment:	2 years	Location:	MURRIETA, CA

Home town:
Current & past employers:	PACIFIC AMBULANCE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > PAYING OFF ALL MY CREDIT CARDS CONSOLDATING INTO ONE PAYMENT Borrower added on 01/18/10 > I have 3 accounts I am trying to consolidate into one payment. I am a credit worthly person. I have been a nurse for 19 years now and have good credit and 3 years ago I would have gotten a loan in heart beat. But with the credit crunch money is harder to find. You won't loose sleep over loaning your money to me. I have no late payments and my job prospects are very promising considering my job is in high demand.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,866.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Posting Report Supplement No. 174 dated January 19, 2010